OPPENHEIMER
Developing Markets Fund

Prospectus dated May 15, 1997


Oppenheimer Developing Markets Fund is a mutual fund that aggressively seeks capital appreciation as its investment objective. The receipt of income is an incidental consideration in the selection of the Fund's portfolio securities. In seeking its objective, the Fund invests primarily in equity securities of issuers in emerging markets throughout the world. The Fund emphasizes investments in "growth-type" companies in industry sectors that the portfolio managers believe have appreciation possibilities. The Fund may also use "hedging" instruments to try to reduce the risks of market and currency fluctuations that affect the value of the securities the Fund holds.

         Some of the Fund's investment techniques may be considered speculative. Foreign investing involves special risks that do not affect investments in domestic issuers, such as currency fluctuations. Investments in emerging markets can be very volatile. These techniques may increase the risks of investing in the Fund and the Fund's operating costs. You should carefully review the risks associated with an investment in the Fund. See "Investment Objective and Policies" and "Investment Risks" for more information about the types of securities the Fund invests in and the risks of investing in the Fund.

         This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the May 15, 1997 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

                             (logo) OppenheimerFunds

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE
SECURITIES AND EXCHANGE  COMMISSION NOR HAS THE SECURITIES AND

EXCHANGE  COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


         ABOUT THE FUND

         Expenses
         A Brief Overview of the Fund


         Financial Highlights


         Investment Objective and Policies
         Investment Risks
         Investment Techniques and Strategies
         How the Fund is Managed
         Performance of the Fund

         ABOUT YOUR ACCOUNT

         How to Buy Shares
         Class A Shares
         Class B Shares
         Class C Shares

         Special Investor Services
         AccountLink
         Automatic Withdrawal and Exchange Plans
         Reinvestment Privilege
         Retirement Plans

         How to Sell Shares
         By Mail
         By Telephone

         How to Exchange Shares
         Shareholder Account Rules and Policies
         Dividends, Capital Gains and Taxes
A-1      Appendix A: Special Sales Charge Arrangements

ABOUT THE FUND

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly.

         o Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. See "About Your Account," starting on page __, for an explanation of how and when these charges apply.

                                                              Class A             Class B                   Class C
-------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                                    5.75%               None                      None
-------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (as a
% of the lower of the original
offering price or redemption proceeds)                        None(1)             5% in the 1st             1% if
redeemed
                                                                                  year, declining           within 12
                                                                                  to 1% in the 6th          months of
                                                                                  year and                  purchase(2)
                                                                                  eliminated
                                                                                  thereafter(2)





-------------------------------------------------------------------------------------------
Maximum Sales Charge on Reinvested
Dividends                                                     None                None                      None
----------------------------------------------------------------------------
Exchange Fee                                                  None                None                      None
---------------------------------------------------------------------------
Redemption Fee                                                None                None                      None

-----------------


(1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans" as defined in "Class A contingent Deferred Sales Charge" on page __) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares," below.
(2) For more information on contingent deferred sales charges, see "How to Buy Shares-Buying Class B Shares" and "Buying Class C Shares" below.


         o Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment advisor, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's financial statements in the Statement of Additional Information.


Annual Fund Operating Expenses
(as a percentage of average net assets)

                                                              Class A                   Class B                    Class C
---------------------------------------------------------------------------
Management Fees                                               1.00%                     1.00%                      1.00%
---------------------------------------------------------------------------
12b-1 Distribution Plan Fees                                  0.25%                     1.00%                      1.00%
-----------------------------------------------------------------------------
Other Expenses                                                0.25%                     0.24%                      0.23%
----------------------------------------------------------------------------
Total Fund Operating Expenses                                 1.50%                     2.24%                      2.23%

         Shares of the Fund were first publicly offered for sale on November 18,
996. As the Fund has not yet completed its initial fiscal year (which ends August 31), the Annual Fund Operating Expenses including "Other Expenses," shown above are based on amounts estimated to be paid in he current fiscal year and are shown as a percentage of the average net assets of each class of the Fund's shares for that period. The 12b-1 Plan Fees for Class A shares are service fees. The maximum fee is 0.25% of average net assets of that class. For Class B and Class C shares, the 12b-1 Distribution Plan Fees are service fees (the maximum fee is 0.25% of average net assets of the respective class) and the asset-based sales charge of 0.75%. These plans are described in greater detail in "How to Buy Shares."


         The actual expenses for each class of shares in future years may be more or less than the numbers in the table, depending on a number of factors, including changes in the actual value of the Fund's assets represented by each class of shares.

         o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1 and 3 years:

                      1 year     3 years     5 years          10 years
----------------------------------------------------------------------

Class A Shares        $72        $102        $135             $226
----------------------------------------------------------------------

Class B Shares        $73        $100        $140             $222
----------------------------------------------------------------------

Class C Shares        $33        $70         $119             $256

         If you did not redeem your investment, it would incur the following expenses:

                    1 year       3 years    5 years          10 years
----------------------------------------------------------------------

Class A Shares      $72          $102       $135             $226
----------------------------------------------------------------------

Class B Shares      $23          $70        $120             $222
----------------------------------------------------------------------

Class C Shares      $23          $70        $119             $256



         In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. Because of the effect of the asset-based sales charge and contingent deferred sales charge imposed on Class B and Class C shares, long-term holders of Class B and Class C shares could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A Shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Buying Class B Shares" for more information.

         These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than the amounts shown.

A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

         o What Is The Fund's Investment Objective? The Fund aggressively seeks capital appreciation as its investment objective. The receipt of income is an incidental consideration in the selection of the Fund's portfolio securities.

         o What Does the Fund Invest In? In seeking its objective, the Fund invests primarily in equity securities of issuers in emerging markets throughout the world. Investments in debt securities may be made (as described in "Investment Policies and Strategies") in what the Manager perceives to be normal market conditions and without limitation as a temporary defensive measure or for liquidity purposes in what the Manager perceives to be uncertain market conditions (as described in "Investment Techniques and Strategies"). The Fund may also use hedging instruments and certain derivative investments to try to manage investment risks. These investments are more fully explained in "Investment Objective and Policies," starting on page 7.


         o Who Manages the Fund? The Fund's investment advisor is OppenheimerFunds, Inc., which (including subsidiaries) as of March
31, 1997, manages investment company portfolios having over $60 billion in assets.  The Manager is paid an advisory fee by the
Fund, based on its net assets.  The Fund's portfolio managers, who are primarily responsible for the day-to-day management of the
Fund's portfolio, are Frank Jennings and Rajeev Bhaman.  Messrs.
Jennings and Bhaman are Vice Presidents of the Manager.   Prior to
joining the Manager, Mr. Jennings was the Managing Director of Global Equities at Mitchell Hutchins Asset Management, Inc., a subsidiary of PaineWebber, Inc. Prior to that, Mr. Jennings was a global funds manager for AIG Global Investors. Prior to joining the Manager, Mr. Bhaman was Vice President for Asian Equities of Barclays de Zoete Wedd Inc. The Fund's Board of Trustees, which is elected by shareholders, oversees the investment advisor and the portfolio managers. Please refer to "How the Fund is Managed," starting on page __ for more information about the Manager and its fees.

         o How Risky is the Fund? All investments carry risks to some degree. It is important to remember that the Fund is an aggressive capital appreciation fund designed for long-term investors for a portion of their investments and is not designed for investors seeking income or conservation of capital. The Fund's investments are subject to changes in their value as a result of many factors such as changes in general stock market movements or the change in value of particular stocks because of an event affecting the issuer. The Fund's investments in foreign securities are subject to additional risks associated with investing abroad, such as the effect of currency rate changes on stock values, and to the special risks of investing in emerging markets. These changes affect the value of the Fund's investments and its price per share. The Fund may borrow up to 33 1/3% of the value of its total assets in the aggregate from banks on an unsecured basis. A portion of such borrowed funds may be used to purchase additional portfolio securities. Leveraging, or the purchase of securities with borrowed funds, is a speculative investment technique.

         In the Oppenheimer funds spectrum, the Fund is expected to be significantly more volatile than stock funds that do not invest aggressively for capital appreciation or in emerging markets. The fact that the Fund is a new fund with no operating history is also a factor to consider. While the Manager tries to reduce some risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective, and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Risks" starting on page __ for a more complete discussion of the Fund's investment risks.

         o How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" beginning on page __ for more details.

         o Will I Pay a Sales Charge to Buy Shares? The Fund has three classes of shares. Each class has the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of purchase. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How to Buy Shares" starting on page __ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

         o How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. See "How to Sell Shares" on page __. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page __.

         o How Has the Fund Performed? The Fund measures its performance by quoting its average annual total returns and cumulative total returns, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments and levels of risk. The Fund's performance can also be compared to that of a broad based market index which we have done on pages __ and __. Please remember that past performance does not guarantee future results.


Financial Highlights(Unaudited)

         The table on the following page presents unaudited selected financial information about the Fund, including per share data, expense ratios and other data for the period from November 18, 1996 (commencement of operations) through February 18, 1997. The Fund's unaudited Semi-Annual Report for that period appears in the Statement of Additional Information.

--------------------
FINANCIAL HIGHLIGHTS







                                                  CLASS A               CLASS B              CLASS C
                                                  ------------------    ----------------     ----------------
                                                  PERIOD ENDED          PERIOD ENDED         PERIOD ENDED
                                                  FEBRUARY 28,          FEBRUARY 28,         FEBRUARY 28,
                                                  1997(1)               1997(1)              1997(1)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                        $10.00              $10.00               $10.00
-------------------------------------------------------------------------------------------------------------

Income (loss) from investment operations:
Net investment loss                                           (.01)                --                   --
Net realized and unrealized gain                              1.69                1.65                 1.66
-------------------------------------------------------------------------------------------------------------
Total income from investment
operations                                                    1.68                1.65                 1.66
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $11.68              $11.65               $11.66

===========================================================

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                          16.80%              16.50%
    16.60%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $12,363              $3,717                 $732
-------------------------------------------------------------------------------------------------------------

Average net assets (in thousands)                      $  5,566              $1,109                 $211
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment loss                                          (0.32)%             (0.23)%              (0.35)%
Expenses                                                      1.50 %              2.24 %               2.23 %
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                   16.8%               16.8%                16.8%
Average brokerage commission rate(5)                         $0.0009             $0.0009              $0.0009


1. For the period from November 18, 1996 (commencement of operations) to February 28, 1997. 2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized. 4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended February 28, 1997 were $17,958,934 and $989,621, respectively. 5. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total of related shares purchased and sold.

Investment Objective and Policies

Objective. The Fund aggressively seeks capital appreciation as its investment objective.

Investment Policies and Strategies. In seeking its objective, the Fund invests primarily in equity securities of issuers in emerging markets throughout the world. For purposes of the Fund's operations such markets will consist of all countries determined by the Manager to have developing or emerging economies and markets ("Developing Markets"). The Fund may invest in the following types of equity securities: common stock, preferred stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics, including equity securities convertible into common stock. These securities may be listed on securities exchanges, traded in various over-the-counter markets, or may have no organized trading market. The Fund may invest in securities of smaller, less well-known companies as well as those of large, well-known companies (if they are "growth-type" companies, as described below). The selection of securities is made, among other things, on the basis of the Manager's view of a security's potential for capital appreciation. The receipt of current income is an incidental consideration in the selection of portfolio securities. A portion of the Fund's assets may be invested in other types of securities for liquidity purposes.

         Under normal market conditions the Fund will invest at least 65% of its total assets in equity securities of issuers whose principal activities are located in at least three different Developing Markets. While the Fund intends to invest primarily in equity securities of such issuers, the Fund may invest up to 35% of its total assets in any combination of (i) debt securities of government or corporate issuers in Developing Markets; (ii) equity and debt securities of issuers in developed countries, including the United States; and
(iii) cash and money market instruments. The Fund may invest in debt securities, whether issued by domestic or foreign issuers, which are rated below investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch Investors Service, Inc., Duff & Phelps, Inc. or another nationally recognized statistical rating organization ("NRSRO") or in unrated securities, which in the opinion of the Manager, are of comparable quality. Such investments in below-investment grade debt securities must be in the aggregate less than 35% of the Fund's net assets. The Fund may, but is not required to, invest up to 100% of its assets in foreign securities.

         The Manager determines where an issuer's principal activities are located by considering, among other things, such factors as its country of organization, the principal trading market for its securities, the source of its revenues and the location of its assets. The issuer's principal activities generally may be deemed by the Manager to be located in a particular country if:
(a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country;
(c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues (alone or on a consolidated basis) from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

         o Can the Fund's Investment Objective and Policies Change? The Fund's investment objective is a fundamental policy, and, as such, may not be changed without shareholder approval. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy or technique is "fundamental."

         Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act of 1940 ("Investment Company Act") to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

         o Foreign Securities. "Foreign Securities" selected by the Fund include equity securities issued by companies organized under the laws of a foreign country, and debt securities (such as convertible debentures or bonds) issued or guaranteed by foreign companies or by foreign governments or their agencies. Foreign Securities also include securities that are traded primarily on a foreign securities exchange or over-the-counter market, as well as securities of companies that the Manager determines derive a significant portion of their revenue or profits from foreign business, investments or sales or have a significant portion of their assets abroad. Foreign Securities may include securities of foreign issuers represented in the U.S. markets by American Depository Receipts (ADRs) or other similar arrangements.

         o Developing Markets. For purposes of the Fund's operations, Developing Markets will consist of all countries determined by the Manager, from time to time, to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

         The Fund intends to focus its investments in those Developing Markets which the Manager believes may have strongly developing economies now or in the future and in which the markets are believed by the Manager to be becoming more sophisticated. For purposes of the Fund's policy of investing under normal market conditions at least 65% of its total assets in equity securities of issuers whose principal activities are located in at least three different Developing Markets, the Fund will consider investment in the following Developing Markets among others:

Algeria
Argentina
Bangladesh
Bolivia

Botswana
Brazil
Chile
China
Colombia
Costa Rica
Cyprus
Czech Republic
Ecuador
Egypt
Ghana
Guyana
Hong Kong
Hungary
India
Indonesia
Iran
Israel
Jamaica
Jordan
Kenya
Lebanon
Malaysia
Mauritius
Mexico
Morocco
Myanmar
Nigeria
Pakistan
Paraguay
Peru
Philippines
Poland
Portugal
Republic of Slovakia
Russia
Singapore
South Korea
Sri Lanka
Swaziland
Taiwan
Thailand
Tanzania
Turkey
Uruguay

Vietnam
Zimbabwe

         Although the Manager currently considers each of the above- listed countries eligible for investment, the Fund may not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be considered by the Manager to be desirable or feasible, due to, among other things, the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and other restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons. In addition to the above-listed countries which are eligible for investment, the Manager may make investments in issuers in Developing Markets not specifically listed above where investing may become desirable subsequent to the date of this Prospectus.

         o Growth-Type Companies. These are companies that the Manager believes are entering into a growth cycle in their business, with the expectation that their stock may increase in value. Growth companies may include larger, established companies that the Manager believes are entering a growth phase, whether because of the development of new products or markets, improved sales, technological developments, or for other reasons. Growth companies may also include companies that the Manager believes may generate or apply new technologies, new or improved distribution techniques, or new services, companies that own or develop natural resources, companies that may benefit from changing consumer demands or lifestyles, or companies with projected earnings growth in excess of the average. They may also include newer companies that the Manager believes may be in new or developing industries, or which are developing new products or services, or expanding into new markets for their products. In either case, growth-type companies have what the Manager believes to be favorable prospects for the long term. Newer growth-type companies normally incur losses or retain all or a large part of their earnings for research, development and investment in capital assets. Therefore, they tend not to emphasize the payment of dividends. Since the receipt of income is an incidental consideration in the selection of portfolio securities, the absence of dividend history is not a negative factor in the assessment of securities under consideration.

         In selecting stocks for investment, the Manager looks for companies with, among other things, capable management, sound financial and accounting policies and successful product development and marketing relative to other companies, as well as other factors.

         o Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund ordinarily does not engage in short-term trading to try to achieve its objective. As a result, the Fund's portfolio turnover is not expected to be more than 100% each year.

         Portfolio turnover affects brokerage costs, dealer markups and other transaction costs, and results in the Fund's realization of capital gains or losses for tax purposes. It may also affect the

Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code for tax deductions for dividends and capital gains distributions the Fund pays to shareholders. The Fund intends to qualify as a regulated investment company in its current fiscal year, although it reserves the right not to qualify.

Investment Risks

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance and the prices of its shares. These risks collectively form the risk profile of the Fund.

         Because of the types of securities the Fund invests in and the investing techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors who are seeking assured income or preservation of capital. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased and, in some cases by using hedging techniques, changes in overall market prices can occur at any time. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

         o Equity Investment Risks. Because the Fund normally invests most, or a substantial portion, of its assets in equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, these markets can be volatile, and stock prices can change substantially. This market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time, and other factors can affect a particular stock's price (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted.

         The Fund attempts to limit certain market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one country. In addition, the Fund does not concentrate its investments in any one industry or group of industries.

         o Foreign Securities Risks. The Fund may invest up to 100% of its assets in foreign securities. Transactions involving foreign equity or debt securities or foreign currencies, and transactions entered into in foreign countries, involve significant considerations and risks not typically associated with investing in U.S. markets. These include, among other things, changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the U.S. or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage and custody costs, different or less stringent accounting standards and less developed trading markets.
Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the U.S. Investments in foreign countries are affected by other factors including the risk of expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and may be subject to extended settlement periods. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

         o Special Risks of Developing Market Investments. The risks of investing in foreign securities are intensified in the case of investments in Developing Markets. In general, Developing Markets may offer special investment opportunities because their securities markets, industries and capital structure are growing rapidly, but investments in these countries involve special material risks not present in mature foreign markets (such as England, Germany and Japan, for example). Settlement of securities trades may be subject to extended delays, so that the Fund may not receive securities purchased or the proceeds of sales of securities on a timely basis. Developing Markets generally have smaller, less developed trading markets and exchanges, which may result in a lack of liquidity (so that the Fund may not be able to dispose of those securities rapidly and at a reasonable price) and greater volatility, which can materially affect the value of the securities held by the Fund, and therefore its net asset value per share. Developing Market countries may have relatively unstable governments, present the risk of nationalization of businesses or prohibitions of repatriation of assets. The economies of Developing Market countries may be predominantly based on only a few industries and may be highly vulnerable to changes in local or global trade conditions. There may also be less developed legal and accounting systems and less protection of property rights than more developed countries. In addition, in some Developing Market countries, general and/or industry specific restrictions on foreign ownership may preclude the Fund from acquiring desirable securities.


         o Special Risks of Lower-Grade Securities. The Fund can invest in domestic and foreign debt obligations, including high-yield, below-investment grade debt securities (including both rated and unrated securities). Such investments in the aggregate must comprise less than 35% of the value of the Fund's net assets. These "lower-grade" securities are commonly know as "junk bonds." The Fund will not invest in debt securities, whether issued by domestic or foreign issuers, which have a rating by a NRSRO of less than C or in debt securities which are in default at the time of purchase. All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk. High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics and special risks that make them riskier investments than investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. For foreign lower- grade debt securities, these risks are in addition to the risks of investing in foreign securities, described above. These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities.

         o Special Risks of Derivative Investments. The Fund can invest in a number of different kinds of derivative investments. In general, a "derivative investment" is a specially designed investment whose performance in linked to the performance of another investment or security, such as an option, future, index, currency or commodity. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager.
Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the Fund will realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may trade in the over-the-counter market and may be illiquid. See "Illiquid and Restricted
Securities."

         o Special Risks of Hedging Instruments. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses hedging instruments at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

         Options trading involves the payment of premiums, and options, futures and forward contracts are subject to special tax rules that may affect the amount, timing and character of the Fund's income and distributions. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on a security that has increased in value, the Fund will be required to sell the security at the call price and will not be able to realize any profit if the investment has increased in value above the call price. The use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. These risks are described in greater detail in the Statement of Additional Information.

Investment Techniques and Strategies

The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that may help to reduce some of the risks.

         o Factors  Considered  in  Selecting  Foreign  Securities.  The Manager
presently intends to employ an investment strategy in selecting foreign securities that considers the Manager's view of the effects of worldwide trends on the growth of various business sectors. These trends or "global themes", in the Manager's view, currently include telecommunications expansion, emerging consumer markets, infrastructure development, natural resource use and development, corporate restructuring, capital market development in foreign countries, health care expansion, and global integration. These trends, which may affect the growth of companies which have businesses in these sectors or which are affected by their development, may suggest opportunities for investing the Fund's assets. The Manager does not invest a fixed or specific amount of the Fund's assets in any one sector, and these themes or this investment strategy may change over time.

         The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are believed by the Manager to be sensitive to those changes as well as in "special situations" the Manager believes present opportunities for capital growth. For example, when a country's economy is expanding, companies in the financial services and consumer products industries may be in a position to benefit from changes in the business cycle and may present long-term growth opportunities.

         When investing the Fund's assets, the Manager considers many factors, including, among other things, the global themes discussed above, general economic conditions and the trends in foreign stock markets. The Fund may try to hedge against losses in the value of its portfolio of securities by using hedging strategies and derivative investments described below.

         o Foreign Debt Securities. The Fund may invest in debt securities of foreign companies or governments, including Developing Market debt securities. To the extent that the Fund does invest in debt securities, the Manager intends to focus primarily on convertible debt securities, that is, securities that can be converted into the issuer's common stock at the Fund's election. These securities entitle the owner to receive interest until the security is redeemed (or converted) or matures. On maturity the principal is repaid. The Manager generally considers convertible securities to be "equity equivalents" because of the conversion feature, and because the security's rating has less impact on the investment decision than in the case of non-convertible securities. Capital appreciation in debt securities in which the Fund invests may arise as a result of favorable changes in relative foreign exchange rates or in relative interest rate levels, the creditworthiness of issuers and/or in the convertibility of such securities into equity securities.

         Debt  securities  of  government  or  corporate  issuers in  Developing
Markets often are rated below investment grade or are not rated by U.S. rating agencies. Foreign debt securities are also subject to, among other things, interest rate risk (the price of the security will tend to move down when interest rates rise, and may go up when interest rates fall). They are also subject to "credit risk" (the risk of the issuer's default). A discussion of the risks associated with investments in lower-rated or unrated debt securities and a description of rating categories of principal rating organizations are contained in the Statement of Additional Information.

         o Privatization Programs. The governments in some Developing Markets have been engaged in programs of selling part or all of their interests in government owned or controlled enterprises ("privatization programs"). The Manager believes that privatization programs may offer opportunities for significant capital appreciation, and intends to consider investment of assets of the Fund in privatization programs in what it considers to be appropriate circumstances. In certain Developing Markets, the ability of foreign entities such as the Fund to participate in privatization programs may be limited by local law and/or the terms on which the Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that these governments will continue to sell enterprises currently owned or controlled by them or that privatization programs will be successful.

         o Domestic Securities. In general, the Fund does not expect that under normal circumstances it will hold significant amounts of securities of U.S. issuers. It can, however, under normal market conditions hold equity and debt securities, including lower- rated and unrated debt securities, of U.S. issuers as described above. However, when market conditions are believed by the Manager to be unstable the Fund may invest without limit in U.S. Government securities or high-quality U.S. short-term debt securities for temporary defensive purposes, as discussed below in "Temporary Defensive Measures".

         o Investment in Other Investment Companies.  The Fund may be
able to invest in certain Developing Markets solely or primarily through governmentally authorized investment vehicles or companies. The Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as each investment does not represent more than 3% of the outstanding voting securities of the acquired investment company. These limitations do not apply in the case of investment company securities which may be purchased as part of a plan of merger, consolidation, reorganization or acquisition. Investment in other investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities, and is subject to limitations under the Investment Company Act and market availability. The Fund does not intend to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premiums or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management fees and other expenses.

         o Temporary Defensive Measures. When market conditions are considered by the Manager to be unstable, as a temporary defensive measure, the Fund may invest without limit in cash (U.S. dollars and foreign currencies) and/or high quality debt securities (securities issued by the U.S. Government or its agencies or instrumentalities, securities issued by foreign governments, cash equivalents and commercial paper in the top two rating categories of a nationally-recognized securities rating organization such as Standard & Poor's Corporation). It is expected that under such circumstances the Fund would generally select short-term debt securities (which are securities maturing in one year or less from date of purchase), since those securities usually may be disposed of quickly and their prices tend not to be as volatile as the prices of longer term debt securities.

         o Loans of Portfolio Securities. To raise cash for liquidity purposes and to earn income, the Fund may lend its portfolio securities, other than in repurchase transactions, to brokers, dealers and other financial institutions. The Fund must receive collateral for a loan. These loans are limited to not more than 10% of the value of the Fund's total assets and are subject to the conditions described in the Statement of Additional Information.

         o Repurchase Agreements. To maintain liquidity to meet shareholder redemption requests, to settle portfolio trades, or to earn income or for defensive purposes, the Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the seller for delivery at a future date. They are used primarily for cash liquidity purposes.

         Repurchase agreements must be fully collateralized. However, if the seller fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days.

         Foreign repurchase agreements present risks which are not present in U.S. repurchase agreements. They may be denominated in foreign currencies. Some counterparties in these transactions may be less creditworthy than those in U.S. markets. Foreign repurchase agreements may involve greater risk of loss if the counterparty defaults.

         o When-Issued and Forward Commitment Securities. The Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When- issued and forward commitments may be sold prior to the settlement date, but the Fund will purchase or sell when-issued securities and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. There may be a risk of loss if the value of the security changes prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Fund will identify with its Custodian certain assets, which may be liquid assets of any type, including equity and debt securities of any grade, equal to the value of the when-issued or forward commitment securities and such assets will be marked to market daily.

         o Borrowing for Leverage and Liquidity. The Fund may borrow money from banks on an unsecured basis for temporary or emergency purposes, for liquidity purposes to meet redemption requests from shareholders, or to buy portfolio securities. The Fund's borrowings for investment purposes may not exceed 10% of its total assets and the Fund's borrowings in the aggregate may not exceed 33 1/3% of the value of its total assets. Borrowing for investment purposes is a speculative investment technique known as "leveraging". This investment technique may subject the Fund to greater risks and costs, including the burden of interest expense, an expense the Fund would not otherwise incur. The Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act. The Fund's ability to borrow money from banks, subject to this requirement, is a fundamental policy.

         o Warrants and Rights. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. The Fund may invest up to 5% of its net assets in warrants or rights. Included in that amount but, not to exceed 2% of the Fund's net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions. For further details, see "Warrants and Rights" in the Statement of Additional Information.

         o Special Situations. The Fund may invest in securities of companies that the Manager believes are in "special situations" that may present opportunities for capital appreciation. A "special situation" may be an event such as a proposed merger, reorganization, or other unusual development that is expected to occur and which may result in an increase in the value of a company's securities, regardless of general business conditions or the movement of prices in the securities market as a whole. There is a risk that the price of the security may decline if the anticipated development fails to occur.

         o Investing In Small, Unseasoned Companies. The Fund may invest in securities of small, unseasoned companies. These are companies that have been in operation less than three years, including the operations of any predecessors. Securities of these companies may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to) and the price of these securities may be volatile. See "Investing in Small, Unseasoned Companies" in the Statement of Additional Information for a further discussion of the risks involved in such investments.


         o Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933 in the United States or under similar laws in foreign countries. Subject to the Board's current restriction, which may change from time to time, the Fund will not invest more than 15% of its net assets in illiquid or restricted securities. The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. See "Restricted and Illiquid Securities" in the Statement of Additional Information for further details. The Manager monitors holdings of illiquid securities on an ongoing basis and at times the Fund may be required to sell some holdings to maintain adequate liquidity. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.


         o Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures and broadly-based stock indices. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

         The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, may, to a certain degree, hedge the Fund's portfolio against price fluctuations.

         Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options may be used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to try to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes.

         o Futures.  The Fund may buy and sell futures  contracts that relate to

(1) broadly-based stock indices (these are referred to as Stock Index Futures) or (2) foreign currencies (these are called Forward Contracts and are discussed below).

         o Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). A call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets. Calls the Fund buys or sells must be traded on a securities or commodities exchange, or be quoted by recognized dealers in those options.

         The Fund may buy calls only on securities, broadly-based stock indices, foreign currencies or Stock Index Futures, or to terminate its obligation on a call the Fund previously wrote.

         The Fund may write (that is, sell) call options, including call options on futures contracts it owns. Each call the Fund writes must be "covered" while it is outstanding. That means the Fund owns the investment on which the call was written or the Fund owns and segregates liquid assets to satisfy its obligations if the call is exercised. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the security on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the security). After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.

         The Fund may purchase put options. Buying a put on a security gives the Fund the right to sell the security at a set price to a seller of a put on that security. The Fund can buy only those puts that relate to securities that the Fund owns, broadly-based stock indices, foreign currencies or Stock Index Futures. The Fund can buy a put on a Stock Index Future whether or not the Fund owns the particular Stock Index Future in its portfolio.

         The Fund may write puts on securities, broadly-based stock indices, foreign currencies or Stock Index Futures in an amount up to 50% of its total assets but only if those puts are covered by segregated liquid assets. In writing puts, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.

         o Forward Contracts. Forward Contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and foreign currency. The Manager intends to limit the Fund's net exposure under Forward Contracts in a particular foreign currency to the amount of its assets denominated in that currency or denominated in a closely-correlated currency.

         o Derivative Investments. In general, a "derivative investment" is a specially designed investment. Its performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. The Fund can invest in a number of different kinds of "derivative investments." They are used in some cases for hedging purposes and in other cases to seek total return. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," above) may be considered "derivative investments."

         There are special risks in investing in derivative investments. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based might not perform the way the Manager expected it to perform. The performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the Fund may incur losses or realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may trade in the over-the-counter market and may be illiquid. See "Illiquid and Restricted Securities" for an explanation.

         o Short Sales Against-the-Box. In a short sale, the seller does not own the security that is sold, but normally borrows the security to fulfill its delivery obligation. The seller later buys the security to repay the loan, in the expectation that the price of the security will be lower when the purchase is made, resulting in a gain. The Fund may not sell securities short except in collateralized transactions referred to as "short sales against- the-box," where the Fund owns an equivalent amount of the securities sold short. This technique is primarily used for tax purposes. No more than 15% of the Fund's net assets will be held as collateral for such short sales at any one time.

Other Investment Restrictions. The Fund has certain investment restrictions that are fundamental policies. Under these restrictions, the Fund cannot do any of the following:

         o buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if, with respect to 75% of its total assets, more than 5% of the Fund's total assets would be invested in securities of that issuer, or the Fund would then own more than 10% of that issuer's voting securities;

         o concentrate investments in any particular industry. Therefore the Fund will not purchase the securities of companies in any one industry if, thereafter, 25% or more of the value of the Fund's total assets would consist of securities of companies in that industry.

         Unless the prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund was organized in May 1996 as a Massachusetts business trust. The Fund is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.


         The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees periodically meet throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. The Trustees are elected by shareholders of the Fund. The initial Board has been elected by the Manager as sole initial shareholder. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and officers of the Fund and provides more information about them. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.


         The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses, which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.

The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handling its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.


         The Manager has operated as an investment advisor since 1959. The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $60 billion as of March 31, 1997, and with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer

Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

         o Portfolio Managers. The Portfolio Managers of the Fund are Frank Jennings and Rajeev Bhaman, who are employed by the Manager. Messrs. Jennings and Bhaman are the persons principally responsible for the day-to-day management of the Fund's portfolio. Mr.
Jennings also serves as an officer and portfolio manager for other Oppenheimer funds, prior to which he was a Managing Director of Global Equities at Mitchell Hutchins Asset Management Inc., a subsidiary of PaineWebber, Inc. Prior to that, Mr. Jennings was a global funds manager for AIG Global Investors. Prior to joining the Manager, Mr. Bhaman was Vice President for Asian Equities of Barclays de Zoete Wedd Inc.

         o Fees and Expenses. Under the Investment Advisory Agreement the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 1.00% of the first $250 million of average annual net assets,
 .95% of the next $250 million, .90% of the next $500 million, and .85% of average annual net assets in excess of $1 billion. The Fund's management fee is higher than that paid by most other mutual funds, but is comparable to fees paid by funds having similar investment objectives and policies. The higher fees result from the fact that investing in equity securities of companies in Developing Markets, which are not widely followed by professional analysts, requires the Manager to invest additional time and incur added expense in developing specialized resources, including research facilities.

         The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

         There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the

Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment advisor.

         o The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of other Oppenheimer funds and is sub- distributor for funds managed by a subsidiary of the Manager.

         o The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return" and "average annual total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are sold or purchased). The Fund's performance information may help you see how well your Fund has done over time and to compare it to other funds or market indices.

         It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

         o Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

         When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B or Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. However, total returns may also be quoted "at net asset value," without considering the effect of the sales charge, and those returns would be less if sales charges were deducted.

ABOUT YOUR ACCOUNT

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.


         o Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page __). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.


         o Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares, as described in "Buying Class B Shares" below.

         o Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as discussed in "Buying Class C Shares" below.


Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

         In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the maximum sales charge rates that apply to each class, considering the effect of the annual asset-based sales charge on Class B and Class C shares (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class you invest in.


         The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.


         o How Long Do You Expect to Hold Your Investment?   While
future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on shares of Class B or Class C shares for which no initial sales charge is paid.


         o Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

         However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A shares might be more advantageous than Class C (as well as Class B shares) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and Class
B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

         For investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of

Class C shares from
a single investor.

         o Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.


         Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore you should analyze your options carefully.


         o Are There Differences in Account Features That Matter to You? Because some account features may not be available to Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) might not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A, such as the Class B and Class C asset-based sales charges described below and in the Statement of Additional Information. Share certificates are not available for Class B or Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.


         o How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purposes of the Class B and Class C contingent deferred sales charges and asset-based sales charges are the same as the purpose of the front-end sales charge on sales of Class A shares: that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares. The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.


How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

         o With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

         o Under pension, profit-sharing and 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

         o There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

         o How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. When you buy shares, be sure to specify Class A, Class B, or Class C shares. If you do not choose, your investment will be made in Class A shares.

         o Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

         o Buying Shares Through the Distributor.  Complete an
OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O.

Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor, to be sure that it is appropriate for you.


         o Payment by Federal Funds Wire: Shares may be purchased by Federal Funds wire. The minimum investment is $2,500. You must first call the Distributor's Wire Department at 1-800-525-7041 to notify the Distributor of the wire, and receive further instructions.


         o Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions to your bank account.


         Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. See "AccountLink" below for more details.

         o Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Statement of Additional Information.


         o At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").


         If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange, on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.


Special Sales Charge Arrangements for Certain Persons. Appendix A to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                           Front-End         Front-End
                           Sales Charge      Sales Charge     Commission
                           as Percentage     as Percentage    as Percentage
Amount of                  of Offering       of Amount        of Offering
Purchase                   Price             Invested         Price
-------------------------------------------------------------------------------
Less than $25,000          5.75%             6.10%            4.75%
--------------------------------------------------------------------------------
$25,000 or more but
less than $50,000          5.50%             5.82%            4.75%
--------------------------------------------------------------------------------
$50,000 or more but
less than $100,000         4.75%             4.99%            4.00%
--------------------------------------------------------------------------------
$100,000 or more but
less than $250,000         3.75%             3.90%            3.00%
--------------------------------------------------------------------------------
$250,000 or more but
less than $500,000         2.50%             2.56%            2.00%
--------------------------------------------------------------------------------
$500,000 or more but
less than $1 million       2.00%             2.04%            1.60%

---------------------
The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

         o Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

         o Purchases aggregating $1 million or more;

         o Purchases by a retirement plan qualified under section 401 (a) if the retirement plan has total plan assets of $500,000 or more;


         o Purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan (not including Section 457 plans), employee benefit plan, group retirement plan (see "How to Buy Shares - Retirement Plans" in the Statement of Additional Information for further details, an employees's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or
(3) certifies that it projects to have annual plan purchases of $200,000 or more;

         o Purchases by an OppenheimerFunds Rollover IRA if the purchases are made (1) through a broker, dealer, bank or registered investment advisor that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution form a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for these purchases.


         The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis. That commission will be paid only on those purchases that were not previously subject to a front end sales charge and dealer commission. No sales commission will be paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment option under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

         If you redeem any of those shares purchased prior to May 1, 1997, within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gains distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. The Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

         In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

         No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

         o Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

         o Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

         Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.


         o Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A shares and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

         o Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

         Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:
         o the Manager or its affiliates;
         o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;
         o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
         o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
         o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);
         o dealers, brokers or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products or employee investment plans made available to their clients (those clients may be charged the transaction fee by their dealer, broker or advisor for the purchase or sale of fund shares);
         o (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares);
         o  directors,  trustees,  officers  or  full-time  employees  of  OpCap

Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;
         o accounts for which Oppenheimer Capital is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;
         o any unit investment trust that has entered into an
appropriate agreement with the Distributor;
         o a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that fund due to the termination of the Class B and C TRAC-2000 program on November 24, 1995; or
         o qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commence by December 31, 1996.

         Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:
         o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;
         o shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;
         o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;
         o shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or

         o shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

         Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

         o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;
         o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);


         o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);
         o if, at the time of purchase of shares (on or after May 1, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);
         o for distributions from TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program;
         o for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA.
         o for distributions from Retirement Plans having 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; and
         o for distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

         Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service providers or their customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.


Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by an increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges," below.

         The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since Beginning of      Contingent Deferred Sales Charge
Month in Which Purchase       on Redemption in that Year
Order Was Accepted            (As % of Amount Subject to Charge)
----------------------------------------------------------------
0 - 1                         5.0%
----------------------------------------------------------------
1 - 2                         4.0%
----------------------------------------------------------------
2 - 3                         3.0%
----------------------------------------------------------------
3 - 4                         3.0%
----------------------------------------------------------------
4 - 5                         2.0%
----------------------------------------------------------------
5 - 6                         1.0%
----------------------------------------------------------------
6 and following               None
----------------------------------------------------------------

         In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

         o Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its costs in distributing Class B and C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for six years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each Plan.

         Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class per year.

         The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

         The asset-based sales charge allows investors to buy Class B or Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B and Class C shares.


         The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge. If a dealer has a special agreement with the Distributor, the Distributor may pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

         The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor may pay the Class C service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

         The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and Class C shares. If a Fund terminates either of its Plans, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.


         o Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

         Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases, if the Transfer Agent is notified that these conditions apply to the redemption:
         o distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);
         o redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);
         o returns of excess contributions to Retirement Plans;
         o distributions from retirement plans to make "substantially equal periodic payments" as permitted in Section 72(t) of the Internal Revenue Code that do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request;
         o shares redeemed involuntarily, as described in "Shareholder
Account Rules and Policies," below;


         o distributions from OppenheimerFunds prototype 401(k) plans and from certain Massachusetts Mutual Life Insurance Company prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (5) for separation from service; (6) for loans to participants or beneficiaries; or
         o distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


         Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
         o shares sold to the Manager or its affiliates;
         o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; and
         o shares issued in plans of reorganization to which the Fund is a party.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please call the Transfer Agent for more information.

         AccountLink privileges should be requested on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

         o Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

         o PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

         o Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

         o Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

         o Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Shareholder Transactions by Fax. Beginning May 30, 1997, requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.


Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

         o Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Information for more details.

         o Automatic Exchange Plans. You can authorize the Transfer Agent to exchange automatically an amount you establish in advance for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:
         o Individual Retirement Accounts including rollover IRAs, for individuals and their spouses
         o 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations
         o SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP-IRAs
         o Pension and Profit-Sharing Plans for self-employed persons and other employers
         o 401(k) prototype retirement plans for businesses

         Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

         o Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

         o Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

         o You wish to redeem more than $50,000 worth of shares and receive a check
         o The redemption check is not payable to all shareholders listed on the account statement
         o The redemption check is not sent to the address of record on your account statement
         o Shares are being transferred to a Fund account with a different owner or name
         o Shares are redeemed by someone other than the owners (such as an Executor)

         o Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing as a fiduciary or on behalf of a corporation, partnership or other business you must also include your title in the signature.

Selling Shares by Mail. Write a "letter of instructions" that includes:

         o Your name
         o The Fund's name
         o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered, and
         o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
   OppenheimerFunds Services
   P.O. Box 5270, Denver, Colorado 80217

Send courier or Express Mail requests to:
   OppenheimerFunds Services
   10200 E. Girard Avenue, Building D
   Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

         o To redeem shares through a service representative, call 1-
800-852-8457.
         o To redeem shares automatically on PhoneLink, call 1-800-533-
3310.

         Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

         o Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

         o Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.


Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for more information about this procedure. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.


How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:
         o Shares of the fund selected for exchange must be available for sale in your state of residence.
         o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.
         o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day.
         o You must meet the minimum purchase requirements for the fund you purchase by exchange.
         o Before exchanging into a fund, you should obtain and read its prospectus.

         Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc., offers only one class of shares, which are considered to be Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. See "How to Exchange Shares" in the Statement of Additional Information for more details.

         Exchanges may be requested in writing or by telephone:

         o Written Exchange Requests.  Submit an OppenheimerFunds
Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell
Shares."

         o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800- 852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

         You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

         There are certain exchange policies you should be aware of:

         o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.
         o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
         o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.
         o For tax purposes, exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.
         o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

         The Distributor has entered into agreements with certain dealers and investment advisors permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. As a result, those exchanges may be subject to notice requirements, delays and other limitations that do not apply to shareholders who exchange their shares directly by calling or writing to the Transfer Agent.

Shareholder Account Rules and Policies

         o Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange (which is normally 4:00 p.m. but may be earlier on some days) on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

         o The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

         o Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

         o The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

         o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

         o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

         o The redemption price for shares will vary from day to day because the values of the securities in the Fund's portfolio fluctuate, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

         o Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker/dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

         o Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

         o Under unusual circumstances, shares of the Fund may be redeemed "in kind", which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

         o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal

Revenue Service regulations on tax reporting of income.

         o The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

         o To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income, if any, on an annual basis and normally pays those dividends to shareholders in December, but the Board of Trustees can change that date. The Board may also cause the Fund to declare dividends after the close of the Fund's fiscal year (which ends August 31st). Because the Fund does not have an objective of seeking current income, the amounts of dividends it pays, if any, will likely be small. Dividends paid on Class A shares will generally be higher than for Class B or Class C shares because expenses allocable to Class B and Class C shares will generally be higher than for Class A shares. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

         o Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
         o Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
         o Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
         o Reinvest Your Distributions in Another Oppenheimer Fund
Account. You can reinvest all distributions in another Oppenheimer fund account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. These dividends and distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of all taxable distributions you received in the previous year.

         When more than 50% of its assets are invested in foreign securities at the end of any fiscal year, the Fund may elect that Section 853 of the Internal Revenue Code will apply to it to permit shareholders to take a credit (or a deduction) on their own federal income tax returns for foreign taxes paid by the Fund. "Dividends, Capital Gains and Taxes" in the Statement of Additional Information contains further information about this tax provision.

         o "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

         o Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax.

Generally speaking, a capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

         o Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

         This information is only a summary of certain Federal tax information about your investment. More information is contained in the Statement of Additional Information. In addition you should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

                                                    APPENDIX A

Special Sales Charge Arrangements for Shareholders of the Fund
Who Were Shareholders of the Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax- Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

         o Reduced Class A Initial Sales Charge Rates for Certain
Former Quest Shareholders

         o Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

                            Front-End           Front-End
                            Sales               Sales           Commission
                            Charge              Charge          as
Number of                   as a                as a            Percentage
Eligible                    Percentage          Percentage      of
Employees                   of Offering         of Amount       Offering
or Members                  Price               Invested        Price
--------------------------------------------------------------------------------
9 or fewer                  2.50%               2.56%           2.00%
--------------------------------------------------------------------------------
At least 10 but not
  more than 49              2.00%               2.04%           1.60%
--------------------------------------------------------------------------------

         For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described beginning on page __ of this Prospectus.

         Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year.

Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

         o Special Class A Contingent Deferred Sales Charge Rates. Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995 will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

         o Waiver of Class A Sales Charges for Certain Shareholders. Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

         o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

         o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

         o Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

         o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

         o Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

Class A, Class B and Class C Contingent Deferred Sales Charge
Waivers


         o Waivers for Redemptions of Shares Purchased Prior to March

6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund merged, if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

         o Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the

Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.


Special Dealer Arrangements

Dealers who sold Class B shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and that were transferred to an OppenheimerFunds prototype 401(k) plan shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000 as to any one plan.

         Dealers who sold Class C shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and (i) the shares held by those plans were exchanged for Class A shares, or (ii) the plan assets were transferred to an OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000.

Oppenheimer Developing Markets Fund
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky Weitzen Shalov & Wein
114 West 47th Street
New York, New York 10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state. psp0785.001.0597

Oppenheimer Developing Markets Fund

Two World Trade Center, New York, New York 10048-0203
1-800-525-7048


Statement of Additional Information dated May 15, 1997

         This Statement of Additional Information of Oppenheimer Developing Markets Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated May 15, 1997. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.


Contents
                                                     Page
About the Fund
Investment Objective and Policies.......................2
  Investment Policies and Strategies...................2
  Other Investment Techniques and Strategies...........9
  Other Investment Restrictions........................18
How the Fund is Managed................................20
  Organization and History.............................20
  Trustees and Officers of the Fund....................20
  The Manager and Its Affiliates.......................25
Brokerage Policies of the Fund.........................26
Performance of the Fund................................28
Distribution and Service Plans.........................30

About Your Account
How to Buy Shares......................................32
How to Sell Shares.....................................40

How to Exchange Shares.................................45
Dividends, Capital Gains and Taxes.....................47
Additional Information About the Fund..................48

Financial Information About the Fund
Financial Statements ..................................49

Appendices
Appendix A:  Corporate Industry Classifications.......A-1
Appendix B:  Description of Ratings...................B-1

About the Fund

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meanings as those terms have in the Prospectus.

         In selecting securities for the Fund's portfolio, including the securities of issuers in Developing Markets, the Fund's investment advisor, OppenheimerFunds, Inc. (the "Manager"), evaluates the merits of securities primarily through the exercise of its own investment analysis. These analyses may include, among other things, evaluation of the strength of management and the history of the issuer's operations, the soundness of the issuer's financial and accounting policies and the issuer's financial condition, the issuer's pending product developments and developments by competitors, the effect of general market and economic conditions on the issuer's business and the prospects for the industry of which the issuer is a part, and legislative proposals which might affect the issuer. In addition, the Manager will ordinarily look for one of the following characteristics: an above-average earnings growth per share; high return on invested capital; effective research and product development, pricing flexibility and general operating characteristics which will enable the issuer to compete successfully in its intended markets.

         The Fund intends to spread its investments (invest risk) among at least three Developing Markets under normal market conditions. In determining an appropriate distribution of investments among the various countries and geographic regions in which the Fund may invest, the Manager generally considers the following factors: prospects for relative economic growth, the balance of payments, anticipated levels of inflation, governmental policies influencing business conditions, the outlook for currency relationships and the range of individual investment opportunities available to international investors among the various counties and geographic regions. The percentage of the Fund's assets invested in particular Developing Markets will vary from time to time based on the Manager's assessment of these factors, the appreciation possibilities of particular issuers and social and political factors that may affect specific markets.

         The portion of the Fund's assets allocated to securities selected for capital appreciation and the investment techniques used will depend upon the judgment of the Fund's Manager as to the future movement of the equity securities markets. If the Manager believes that economic conditions favor a rising market, the Fund will emphasize securities and investment methods selected for high capital growth. If the Manager believes that a market decline is likely, defensive securities and investment methods may be emphasized.

         Current income is an incidental consideration in the selection of portfolio securities for the Fund. The fact that a security has a low yield or does not pay current income will not be an adverse factor in selecting securities to try to achieve the Fund's investment objective of capital appreciation unless the Manager believes that the lack of yield might adversely affect appreciation possibilities.

         o Investing in Securities of Growth-Type Companies. The Fund emphasizes securities of "growth-type" companies. Such issuers typically are those, the goods or services of which appear to have relatively favorable long-term prospects for increasing demand for their products, or increasing earnings prospects, or ones which develop new products, services or markets and normally retain a relatively large part of their earnings for research, development and investment in capital assets. They may include companies in the natural resources fields or those developing industrial applications for new scientific knowledge having potential for technological innovation, such as information technology, biochemistry, communications, environmental products, oceanography, business services and new consumer products. Growth-type companies may include relatively new businesses as well as larger mature businesses that the Manager believes are entering a growth phase because of the development of new products, businesses, markets or other factors. Therefore, the Manager does not limit the selection of investments in growth-type companies to issuers having a market capitalization within a specific range.

         o Investing in Small, Unseasoned Companies. Many of the securities offering the capital appreciation sought by the Fund will involve investments in certain growth-type companies which do not have a substantial operating history. These companies may have limited product lines, markets or financial resources. The securities of these small, unseasoned companies may have a limited trading market, which may adversely affect the Fund's ability to sell them and can reduce the price the Fund might be able to obtain for them. If other investors holding the same securities as the Fund sell them when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained, because of the thinner market for such securities. Additionally, investments in these companies tend to involve greater risks than investments in larger more established companies, such as the risk that their securities may be subject to more abrupt or erratic market movements.

         o Foreign Securities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments. These securities are traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American Depository Receipts or similar depository arrangements and that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are considered "foreign securities" for the purpose of the Fund's investment allocations, because they are subject to some of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad, typically because the issuer of the security is domiciled in a foreign country, or has substantial assets or business operations in a foreign county, or its securities are traded primarily on a foreign securities exchange.

         Investing in foreign securities offers the Fund potential benefits not available from investing in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S. It may enable the Fund to take advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. If the Fund's portfolio securities are held in foreign countries, the countries in which the securities are held abroad and the sub-custodians holding them must be approved by the Fund's Board of Trustees under applicable rules of the Securities and Exchange Commission.

         o Risks of Foreign Investing. Generally investing in foreign securities involves special additional risks and considerations not typically associated with investing in securities of issuers traded in the U.S. These include: fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges, which affects the ability to dispose of a security; greater volatility and less liquidity in some foreign markets, particularly emerging markets, than in the U.S.; less governmental oversight and regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits against foreign issuers; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; unfavorable differences between the U.S. economy and foreign economies; and the effects of foreign taxes on income and capital gains. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed. Costs of transactions in foreign securities are generally higher than for transactions in U.S. securities, including higher custodial costs, which will increase the Fund's expenses over those typically associated with funds that do not invest in foreign securities.

         A number of current significant political demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries, Germany and the republics comprising the former Soviet Union, as well as unification of the European Economic Community. The course of any of one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services is uncertain. With roughly two-thirds of all outstanding equity securities now traded outside of the United States, the Fund's international scope enables it to attempt to take advantage of other world markets and companies and seek to protect itself against declines in any single economy.

     o Special Risks of Investing in Developing Markets. The risks of investing in foreign securities may be intensified in the case of investments in Developing Markets. Included are the following:

         (1) Settlement of Transactions. Settlement procedures in Developing Markets may differ from those of more established securities markets. Securities issued by Developing Market countries and by issuers located in those countries may be subject to extended settlement periods. Delays in settlement could result in temporary periods during which a portion of the Fund's assets is uninvested and no return is earned on such assets. The inability of the Fund to make intended purchases of securities due to settlement problems could cause the Fund to miss investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in the value of the portfolio security, a decrease in the level of liquidity of the Fund's portfolio or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser.

         (2) Price Volatility. Securities prices in Developing Markets may be significantly more volatile than is the case in more developed nations of the world. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries in Developing Markets may be predominantly based on only a few industries and, as such, may be highly vulnerable to changes in local or global trade conditions.

         (3) Less Developed Markets. Developing Market countries may have less well-developed securities markets and exchanges, and consequently lower trading volume, than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume and, thus, prompt liquidation of substantial portfolio holdings may be difficult at times.

As a result, these markets may be substantially less liquid than those of more developed countries and the securities of issuers located in these markets may have limited marketability.

         (4) Governmental Restrictions. In certain Developing Markets, governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors may be required. In addition, if a deterioration occurs in a Developing Market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by a delay in obtaining a grant of, or a refusal to grant, any required governmental approval for repatriation of capital, as well as the application to the Fund of any restrictions on investments.

         o Convertible Securities. While convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible fixed-income securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer, (2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of converting the convertible securities), and (3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

         o Lower-Rated or Unrated Securities. The Fund may invest in higher-yielding, lower- rated debt securities, commonly known as "junk bonds," because these securities generally offer higher income potential than investment grade securities. As stated in the Prospectus, the Fund's investments in debt securities which are rated in the lower rating categories and are also referred to as "lower-grade" securities, and in unrated debt securities which, in the opinion of the Manager, are of comparable quality, must in the aggregate, be less than 35% of the value of the Fund's net assets. "Lower-grade" debt securities are those rated below "investment grade," which means they have a rating lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Corporation ("S&P") or similar ratings by other rating organizations. See Appendix B for a description of Moody's and S&P rating categories. The Fund will not invest in debt securities, whether issued by a domestic or foreign issuer, which have a rating by a nationally recognized statistical rating organization ("NRSRO") of less than C or in debt securities which are in default at the time of purchase. While securities rated "Baa" by Moody's or "BBB" by S&P are investment grade and are not regarded as "junk bonds," those securities may be subject to greater market fluctuations and risks of loss of income and principal than higher grade securities and may be considered to have certain speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade securities. Because most foreign debt securities are not rated, the Fund's investments in such securities will be based primarily on the Manager's credit analysis rather than reliance on published ratings.

         Debt securities rated below investment grade are considered by the NRSROs to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. High-yield, lower-grade securities, whether rated or unrated, often have speculative characteristics. Lower-grade securities have special risks that make them riskier investments than investment grade securities. Such securities are generally unsecured and are often subordinated to other creditors of the issuer. To the extent that the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, it may incur additional expenses and may have limited legal recourse in the event of a default. The Fund may purchase debt securities which, although not rated by a NRSRO have been determined by the Manager to be of comparable quality to rated securities in which the Fund may invest. In the event that, due to a downgrade of one or more debt securities, an amount in excess of 35% of the Fund's net assets is held in securities rated below investment grade and comparable unrated securities, the Manager will engage in an orderly disposition of such securities to the extent necessary to reduce the Fund's holdings of these securities to less than 35% of net assets or less.

         Ratings of debt securities represent the NRSROs' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security. The Manager would consider a reduction in the rating of a security or default by the issuer in determining whether the Fund should continue to hold security. The Fund is not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced. Credit ratings attempt to evaluate the safety of principal and interest payments and do not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. Also, NRSROs may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's financial condition may be better or worse than the rating indicates. See Appendix B for further information regarding S&P's and Moody's ratings.

         Lower rated debt securities generally offer a higher current yield than that available from higher grade issues, but they involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress, which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

         The market for lower rated securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower rated debt securities generally is thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

         Although the Manager will attempt to minimize the speculative risks associated with the investments in such securities through diversification, credit analysis and attention to current trends in interest rates and other factors, investors should carefully review the objectives and policies of the Fund and consider their ability to assume the investment risks involved before making an investment in the Fund.

         These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities.

         o When-Issued and Forward Commitment Securities. The Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. At the time the Funds enter into a transaction on a when-issued or forward commitment basis, the Fund will identify with its Custodian certain assets, which may consist of liquid assets of any type, including equity and debt securities of any grade, at least equal to the value of the when-issued or forward commitment securities and will such assets be market to marked daily. When-issued and forward commitments may be sold prior to the settlement date, but the Fund will purchase or sell when-issued securities and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. During the period between commitment by the Fund and settlement (which shall not exceed 120 days), no payment is made for the securities purchased by the purchaser and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

         o Warrants and Rights. Warrants basically are options to purchase equity securities at specified prices valid for a specific period of time. Their prices do not necessarily move in a manner parallel to the prices of the underlying securities. The price paid for a warrant will be lost unless the warrant is exercised prior to expiration. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

         o Illiquid and Restricted Securities. To enable the Fund to sell (in the United States) restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

         The Fund has percentage limitations that apply to purchases of illiquid securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

         o Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities.

         Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase the securities as a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). The Fund has adopted procedures intended to minimize any such risk. For example, the Fund will enter into repurchase agreements only with "approved vendors". An "approved vendor" is a commercial bank or the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in government securities, which must meet credit requirements set by the Fund's Board of Trustees from time to time under a repurchase agreement. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "Investment Company Act"), collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Fund's Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

         o Loans of  Portfolio  Securities.  The  Fund  may  lend its  portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, U.S. government securities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finder's , administrative or other fees the Fund pays in connection with the loan. The Fund may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by its Board of Trustees. The Fund will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Fund or its Manager. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

         o Borrowing For Liquidity and Leverage. From time to time, the Fund may borrow from banks on an unsecured basis for temporary or emergency purposes, for liquidity purposes in order to meet redemption requests from shareholders, or for investment purposes in order to increase its ownership of securities. Such borrowings are subject to the percentage limitations stated in the Prospectus. Any such borrowings will be made only from banks, and pursuant to the requirements of the Investment Company Act which provides that the Fund must maintain a 300% ratio of assets to borrowings at all times.. If the value of the Fund's assets, should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet that coverage requirement. To do so, the Fund may have to sell a portion of its investments at a time when it would otherwise not want to sell the securities. Interest on money the Fund borrows is an expense the Fund would not otherwise incur, so that during periods of substantial borrowings, its expenses may increase more than the expenses of funds that do not borrow.

Other Investment Techniques and Strategies

Hedging With Options and Futures Contracts. The Fund may use hedging instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, or to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Futures, (ii) buy puts on such Futures or securities, or
(iii) write covered calls on securities or on Futures. When hedging to establish a position in the equity securities markets as a temporary substitute for the purchase of individual equity securities the Fund may: (i) buy Futures, or (ii) buy calls on such Futures or securities held by it. Normally, the Fund would then purchase the equity securities and terminate the hedging position.

         The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

         o Stock Index Futures. The Fund may buy and sell futures contracts relating to a securities index ("Financial Futures"), including "Stock Index

Futures," a type of Financial Future for which the index used as the basis for trading is a broadly-based stock index (including stocks that are not limited to issuers in a particular industry or group of industries). A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks. Stock indices cannot be purchased or sold directly. Financial Futures are contracts based on the future value of the basket of securities that comprise the underlying index. The contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction or to enter into an offsetting contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by the Fund on the purchase or sale of a Financial Future or Stock Index Future.

         Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment, in cash or U.S. Treasury bills, with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

         At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the Future for tax purposes. Although Financial Futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All Futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

         o Writing Covered Calls. As described in the Prospectus, the Fund may write covered calls. When the Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Those profits are considered short-term capital gains for Federal income tax purposes, as are premiums on lapsed calls, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investment until the call lapsed or was exercised.

         The Fund may also write calls on Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar value of deliverable securities or liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice as to a Future put the Fund in a short futures position.

         The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options that are traded on exchanges, or as to other acceptable escrow securities, so that no margin will be required from the Fund for such option transactions. OCC will release the securities covering a call on the expiration of the call or when the Fund enters into a closing purchase transaction. Call writing affects the Fund's turnover rate and the brokerage commissions it pays. Commissions, normally higher than on general securities transactions, are payable on writing or purchasing a call.

         o Purchasing Puts and Calls. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund purchases a call, it pays a premium (other than in a closing purchase transaction) and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price, transaction costs, and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When the Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.

     When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns (a "protective put") enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration and the Fund will lose the premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).

         Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements of individual securities or futures contracts. When the Fund buys a call on a stock index or Stock Index Future, it pays a premium. If the Fund exercises the call during the call period, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver cash to the Fund to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

         When the Fund purchases a put on a stock index, or on a Stock Index Future not owned by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can either resell the put or, in the case of a put on a Stock Index Future, buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

         The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, put or an underlying investment in connection with the exercise of a put or call. Those commissions may be higher than the commissions for direct purchases or sales of the underlying investments.

         Premiums paid for options are small in relation to the market value of the underlying investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

         o Options on Foreign Currencies. The Fund may write and purchase calls on foreign currencies. The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or over-the-counter markets or are quoted by major recognized dealers in such options. It does so to protect against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. However, in the event of currency rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transactions costs.

         A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration resulting from liquid assets identified to its Custodian for that purpose) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by the Fund on a foreign currency to provide a hedge against a decline due to an expected adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. This is a cross-hedging strategy. In such circumstances, the Fund collateralizes the option by identifying with its Custodian certain assets, which may consist of liquid assets of any type, including equity and debt securities of any grade in an amount not less than the value of the underlying foreign currency in U.S. dollars. Such assets will be marked-to- market daily.

         o Forward Contracts. The Fund may enter into foreign currency exchange contracts ("Forward Contracts"), which obligate the seller to deliver and the purchaser to take a specific amount of foreign currency at a specific future date for a fixed price. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are generally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into a Forward Contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency.

     There is a risk that use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Forward contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to other Futures. The Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Manager to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

         The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         There is no limitation as to the percentage of the Fund's assets that may be committed to foreign currency exchange contracts. The Fund does not enter into such forward contracts or maintain a net exposure in such contracts to the extent that the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's assets denominated in that currency, or enter into a "cross hedge," unless it is denominated in a currency or currencies that the Manager believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated. See "Tax Aspects of Covered Calls and Hedging Instruments" below for a discussion of the tax treatment of foreign currency exchange contracts.

         The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the

U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross hedge").

         The Fund will identify with its Custodian certain assets, which may consist of liquid assets of any type, including equity and debt securities of any grade, having a value equal to the aggregate amount of the Fund's net commitments under forward contracts to cover its short positions. If the value of the securities identified for this purpose declines, additional cash or securities will be identified on a daily basis so that the value of the identified securities will equal the amount of the Fund's net commitments with respect to such contracts. As an alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

         The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

         At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert all of its holdings of foreign currency deposits into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

         o Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of Futures and options on Futures established by the Commodity Futures Trading Commission ("CFTC"). In particular the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial Futures margin and related option premiums to no more than 5% of the Fund's total assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short Futures and options on Futures positions solely for "bona fide hedging purposes" within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

         Transactions in options by the Fund are subject to limitations established by option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor). The exchanges also impose position limits on Futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

         Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will identify with its Custodian certain assets which may, consist of liquid assets of any type, including equity and debt securities of any grade in an amount at least equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

     o Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Stock Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund;
(ii) purchasing options which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held less than three months.

         Certain foreign currency exchange contracts (Forward Contracts) in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to- market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this marked-to-market treatment.

         Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position(s) making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

         Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as an ordinary gain or loss. Currency gains and losses are offset against market gains and losses on each trade before determining a net "section 988" gain or loss under the Internal Revenue Code, which may ultimately increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

         o Risks of Hedging With Options and Futures. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. In addition to the risks associated with hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by (i) selling Stock Index Futures or (ii) purchasing puts on stock indices or Stock Index Futures to attempt to protect against declines in the value of the Fund's equity securities. The risk is that the prices of Stock Index Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's equity securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

         The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historical volatility of the prices of the equity securities being hedged is more than the historical volatility of the applicable index. It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of equity securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of equity securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

         If the Fund uses hedging instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Stock Index Futures and/or calls on such Futures, on securities or on stock indices, it is possible that the market may decline. If the Fund then concludes not to invest in equity securities at that time because of concerns as to a possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the equity securities purchased.

Short Sales Against-the-Box. In this type of short sale, while the short position is open, the Fund must own an equal amount of the securities sold short, or by virtue of ownership of other securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out.

They may also be used to protect a gain on the security "in-the-box" when the Fund does not want to sell it and recognize a capital gain.

Other Investment Restrictions

Fundamental Investment Restrictions. The Fund's significant investment restrictions are described in the Prospectus. The following are also fundamental policies, and together with the Fund's fundamental policies described in the Prospectus, cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities. Such a "majority" vote is defined in the Investment Company Act as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholders meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares.

         Under these additional restrictions, the Fund cannot do any of the following:

         o invest in commodities or in commodities contracts, other than the hedging instruments permitted by any of its other investment policies, whether or not any such hedging instrument is considered to be a commodity or a commodity contract;

         o invest in real estate or in interests in real estate, but it can purchase readily marketable securities of companies holding real estate or interests therein;

         o lend money, but the Fund can engage in repurchase transactions and can invest in all or a portion of an issue of bonds, debentures, commercial paper, or other similar corporate obligations, whether or not publicly distributed, provided that the Fund's purchase of obligations that are not publicly distributed shall be subject to any applicable percentage limitation on the Fund's holdings of illiquid and restricted securities; the Fund may also lend its portfolio securities, subject to any restrictions adopted by the Board of Trustees and set forth in the Prospectus;

         o underwrite securities of other companies, except to the extent that it might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities held in its own portfolio;

         o issue "senior securities", but this does not prohibit it from borrowing money for investment or emergency purposes, or entering into margin, collateral or escrow arrangements as permitted by its other invest policies.

         The percentage restrictions described above and in the Prospectus (other than the percentage limitations that apply on an ongoing basis) apply only at the time of investment and require no action by the Fund as a result of subsequent changes in relative values.

         As a matter of fundamental policy, the Fund also may invest all of its assets in the securities of a single open-end management investment company for which the Manager or one of its subsidiaries or a successor is advisor or sub-advisor, notwithstanding any other fundamental investment policy or limitation. That other fund must have substantially the same fundamental investment objective, policies and limitations as the Fund. The Fund is permitted by this policy (but not required) to adopt a "master-feeder" structure in which the Fund and other "feeder" funds would invest all of their assets in a single pooled "master fund" in an effort to take advantage of potential efficiencies. The Fund has no present intention of adopting a "mater-feeder" structure, and would be required to update its Prospectus and this Statement of Additional Information prior to its doing so.

Non-Fundamental Investment Restrictions. The following operating policies of the Fund are not fundamental policies and, as such, may be changed by vote of a majority of the Fund's Board of Trustees without Shareholder approval. These additional restrictions provide that the fund cannot:

          o invest in companies for the primary purpose of acquiring control or management thereof;

         o invest or hold securities of any issuer if those officers and trustees of the Fund or officers and directors of its advisor owning individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of that issuer;

         o purchase securities on margin; however, the Fund can make margin deposits in connection with any of the hedging instruments permitted by any of its other investment policies;

         o mortgage or pledge any of its assets; this prohibition does not prohibit the escrow arrangements contemplated by the writing of covered call options or other collateral or margin arrangements in connection with any of the hedging instruments permitted by any of its other investment policies;

         The percentage restrictions described above and in the Prospectus (other than the percentage limitations that apply on an ongoing basis) apply only at the time of investment and require no action by the Fund as a result of subsequent changes in relative values.

         For purposes of the Fund's policy not to concentrate its assets, described in "Other Investment Restrictions" in the Prospectus, the Fund has adopted the industry classifications set forth in the Appendix to this Statement of Additional Information. This is not a fundamental policy.

How the Fund Is Managed

Organization of the Fund. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.


         The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. The address of each Trustee and officer is Two World Trade Center, New York, New York 10048- 0203, unless another address is listed below. Ms. Macaskill is not a director of Oppenheimer Money Market Fund, Inc. Otherwise, all of the Trustees are also trustees or directors of Oppenheimer Multiple Strategies Fund, Oppenheimer California Municipal Fund, Oppenheimer Discovery Fund, Oppenheimer Enterprise Fund, Oppenheimer Fund, Oppenheimer Global Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer
Money Market Fund, Inc., Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer New York Municipal Fund, Oppenheimer Series Funds, Inc., Oppenheimer Capital Appreciation Fund, Oppenheimer Municipal Bond Fund, Oppenheimer U. S. Government Trust and Oppenheimer World Bond Fund (the "New York-based Oppenheimer funds"). Ms. Macaskill and Messrs. Spiro, Bishop, Bowen, Donohue, Farrar and Zack, who are officers of the Fund, respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of the date of this Statement of Additional Information, the Manager owned all of the outstanding shares of the Fund as its initial shareholder and no Trustee or officer of the Fund owned of record or beneficially any shares of the Fund.

Robert G. Galli, Trustee*;  Age 63
Vice Chairman of OppenheimerFunds, Inc. (the "Manager"); formerly he held the following positions: Vice President and Counsel of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; Executive Vice President & General Counsel and a director of the

Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"), Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment adviser subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager and an officer of other Oppenheimer funds.

Leon Levy, Chairman of the Board of Trustees; Age 71
31 West 52nd Street, New York, New York 10019
General Partner of Odyssey Partners, L.P. (investment partnership) and Chairman of Avatar Holdings, Inc. (real estate development).

Benjamin Lipstein, Trustee; Age 74
591 Breezy Hill Road, Hillsdale, New York 12529
Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; a director of Sussex Publishers, Inc. (Publishers of Psychology Today and Mother Earth News) and of Spy Magazine, L.P.

Bridget A. Macaskill, President and a Trustee*; Age 48
President, Chief Executive Officer and a Director of the Manager and HarbourView; Chairman and a director of SSI and SFSI; President and a Director of OAC and Oppenheimer Partnership Holdings, Inc.("Partnership Holdings"), a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. ("Real Asset"); formerly an Executive Vice President of the Manager.

Elizabeth B. Moynihan, Trustee; Age 67
801 Pennsylvania Avenue, N.W., Washington, DC 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institution), the Institute of Fine Arts (New York University), National Building Museum; a member of the Trustees Council, Preservation League of New York State and of the Indo-U.S. Sub-Commission on Education and Culture.

Kenneth A. Randall, Trustee; Age 69
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), Enron-Dominion Cogen Corp. (cogeneration company), Prime Retail, Inc. (commercial building operator) and REIT Developing & Operating Factory Discount Malls (real estate investment trust); formerly President and Chief Executive Officer of The
Conference Board, Inc. (international economic and business research) and a director of Kemper Corporation (insurance and financial services company), Fidelity Life Association (mutual life insurance company), Lumbermens Mutual

Casualty   Company,   American   Motorists   Insurance   Company  and   American
Manufacturers Mutual Insurance Company.

Edward V. Regan, Trustee; Age 67
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome

Levy Economics Institute, Bard College; a member of the U.S. Competitiveness Policy Council; a director of GranCare, Inc. (healthcare provider); formerly New York State Comptroller and a trustee of the New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee; Age 65
8 Sound Shore Drive, Greenwich, Connecticut  06830
Founder Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directorship Inc. (corporate governance consulting); a director of Professional Staff Limited (U.K.); a trustee of Mystic Seaport Museum, International House and Greenwich Historical Society.

Donald W. Spiro, Vice Chairman and Trustee*; Age 71
Chairman Emeritus and a director of the Manager; formerly Chairman of the Manager and the Distributor.

Pauline Trigere, Trustee; Age 84
498 Seventh Avenue, New York, New York 10018
Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

Clayton K. Yeutter, Trustee; Age 66
1325 Merrie Ridge Road, McLean, Virginia 22101
Of Counsel to Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery), IMC Global Inc. (chemicals and animal feed) and Texas Instruments, Inc. (electronics); formerly (in descending chronological order) Counselor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

Andrew J. Donohue, Secretary; Age 46
Executive Vice President, General Counsel and a Director of the Manager, the Distributor, HarbourView, SSI, SFSI, Oppenheimer Partnership Holdings, Inc. and MultiSource Services, Inc. (a broker-dealer); President and a director of Centennial; President and a director of Oppenheimer Real Asset Management, Inc.; Secretary and General Counsel of OAC; an officer of other Oppenheimer funds.

George C. Bowen, Treasurer; Age 60
6803 Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; President, Treasurer and a director of Centennial Capital Corporation; Senior Vice President, Treasurer and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI; Treasurer of OAC; Treasurer of Oppenheimer Partnership Holdings, Inc.; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc.; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds.

Robert G. Zack, Assistant Secretary; Age 48
Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age 38
6803 Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager.

Scott Farrar, Assistant Treasurer; Age 31
6803 Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager.

Rajeev Bhaman, Vice President and Portfolio Manager, Age 33
Securities Analyst for the Manager; formerly Vice President for Asian Equities of Barclays de Zoete Wedd Inc.

Frank Jennings, Vice President and Portfolio Manager, Age 49
Vice President of the Manager; an officer of other Oppenheimer funds; formerly Managing Director of Global Equities at Mitchell Hutchins Asset Management Inc., a subsidiary of PaineWebber Inc.
---------------------
* A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

         o Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (Ms. Macaskill, Messrs. Galli and Spiro) who are affiliated with the Manager receive no salary or fee from the Fund. The remaining trustees of the Fund are expected to receive the compensation shown below from the Fund. The compensation from the Fund is estimated to be paid during its fiscal year August 31, 1997. The compensation from all the New York-based Oppenheimer funds includes the Fund and is compensation received as a director, trustee or member of a committee of the Board of those funds during the calendar year 1996. Compensation is paid for services in the positions listed below their names:




                                                            Retirement                Total
                                   Aggregate                Benefits Accrued          Compensation from
                                   Compensation             as part of                New York-based
Name and Position                  from the Fund(1)         Fund Expenses             Oppenheimer funds(2)

Leon Levy                          $1,585                      ___                    $152,750
Chairman and Trustee

Benjamin Lipstein                  $1,370                      ___                    $91,350
Study Committee

                                                       -24-




Chairman, Audit
Committee member
and Trustee






Elizabeth B. Moynihan              $ 965                       ___                    $91,350
Study Committee
Member and Trustee

Kenneth A. Randall                 $ 885                       ___                    $83,450
Audit Committee
Chairman and Trustee

Edward V. Regan                    $ 875                       ___                    $78,150
Proxy Committee3
Chairman, Audit
Committee Member
and Trustee

Russell S. Reynolds, Jr.           $ 655                       ___                    $58,800
Proxy Committee Member
and Trustee

Pauline Trigere                    $ 585                       ___                    $55,300
Trustee

Clayton K. Yeutter                 $ 655                       ___                    $58,800
Proxy Committee Member
 and Trustee

----------------------

(1)Estimated to be received during the current fiscal year ending August 31, 1997. (2)For the 1996 calendar year (prior to the inception of the Proxy Committee) during which the New York- based Oppenheimer funds, listed in the first paragraph of this section, included Oppenheimer Mortgage Income Fund and Oppenheimer Time Fund (which ceased operation following the acquisition of their assets by certain other Oppenheimer funds) but excluded Oppenheimer International Growth Fund, which had not yet commenced operations. As of the date of this Statement of Additional Information, the Board has not yet established a fee for service as a Trustee of the Fund. (3)Committee positions held during a portion of the period shown. The Study and Audit Committees meet for all the New York-based Oppenheimer funds and fees are allocated among the funds by the Board.


         The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that

Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York- based OppenheimerFunds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the

Fund estimate the number of years of credited service that will be used to determine those benefits.


         o Major Shareholders. As of May 2, 1997, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares except: (i) OppenheimerFunds, Gary Tyc, 3410 South Galena Street, Denver, Colorado 80231, which owned 210,000 Class A shares (representing 13.13% of the Fund's Class A shares then outstanding); and (ii) RPSS TR IRA, FBO Blaise P. Aluise, 50 Greenock Road, Delmar, NY 12054, who owned 26,631.843 Class C shares (representing 20.15% of the Fund's Class C shares then outstanding).


The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund, and three of whom (Ms. Macaskill and Messrs. Spiro and Galli) also serve as Trustees of the Fund.

         The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.


         o The Investment Advisory Agreement. A management fee is payable monthly to the Manager under the terms of the Investment Advisory Agreement between the Manager and the Fund and is computed on the aggregate net assets of the Fund as of the close of business each day. The Investment Advisory Agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.


         Expenses not expressly assumed by the Manager under the Investment Advisory Agreement or by the Distributor under the General Distributor's Agreement are paid by the Fund. The Investment Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. For the Fund's fiscal period from November 18, 1996 (commencement of operations) to February 28, 1997, the management fees paid by the Fund to the Manager totaled $18,778.


         The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties thereunder, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the Agreement relates. The Agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.


         o The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, (excluding payments under the Distribution and Service Plans but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders), are borne by the Distributor. For additional information about distribution of the Fund's shares and the payments made by the Fund to the Distributor in connection with such activities, please refer to "Distribution and Service Plans," below. During the Fund's fiscal period November 18, 1996 (commencement of operations) to February 28, 1997, the aggregate sales charges on sales of the Fund's Class A shares were $29,423 of which the Distributor and an affiliated broker-dealer retained in the aggregate $9,586. During this period, contingent deferred sales charges collected on the Fund's Class B and Class C shares totalled $60,643 and $3,220, respectively, of which $1,748 was paid to an affiliated broker/dealer for Class B and all of which the Distributor retained for Class C.


     o The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund


Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The Investment Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Investment Advisory Agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.


         Under the Investment Advisory Agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the Investment Advisory Agreement, and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market, and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

         The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

         The  research  services  provided  by  brokers  broaden  the  scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

Performance of the Fund

Total Return Information. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

         The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of each class of shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

         o Average Annual Total Returns. The "average annual total return" of each class of shares is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                1/n
           (ERV)
           (---)   -1 = Average Annual Total Return
           ( P )


         o Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

           ERV - P
           ------- = Total Return
              P



         In calculating total returns for Class A shares, the current maximum sales charge of 5.75%

(as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the applicable contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the payment of the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The cumulative total return on an investment in Class A, Class B and Class C shares of the Fund for the period November 18, 1996 (commencement of operations) to February 28, 1997 were 10.08%, 11.50% and 15.60%, respectively.

         o Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B, or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The cumulative total return at net asset value on an investment in Class A, Class B and Class C shares of the Fund for the period November 18, 1996 (commencement of operations) to February 28, 1997 were 16.80%,16.50% and 16.60%, respectively.


         Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in shares of the Fund with that of other alternatives, investors should understand that as the Fund is an aggressive equity fund seeking capital appreciation, its shares are subject to greater market risks and volatility than shares of funds having other investment objectives and that the Fund is designed for investors who are willing to accept greater risk of loss in the hopes of realizing greater gains.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely- recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes is ranked against (i) all other funds, (ii) all other "international" funds and (iii) all other "international" funds in a specific size category. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

         From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds, including the Fund, monthly in broad investment categories (domestic stock, international stock, taxable bond, municipal bond and hybrid) based on risk- adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk measures fund performance below 90-day U.S. Treasury bill monthly returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Fund in relation to other international stock funds. Rankings are subject to change monthly.

         From time to time, the Fund may include in its advertisements and sales literature performance information about the Fund cited in other newspapers and periodicals, such as The New York Times, which may include performance quotations from other sources, including Lipper.

         The total return on an investment in the Fund's Class A, Class B or Class C shares may be compared with performance for the same period of the Morgan Stanley World Index, an unmanaged index of issuers on the stock exchanges of 20 foreign countries and the United States and widely recognized as a measure of global stock market performance. The performance of such Index includes a factor for the reinvestment of dividends but does not reflect expenses or taxes. The performance of the Fund's Class A, Class B or Class C shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.


         From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.


Distribution and Service Plans

The Fund has adopted a Service Plan for Class A Shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payments to the Distributor for all or a portion of its costs in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class, in each instance that vote having been cast by the Manager as the sole initial holder of shares of that class.

         In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to Recipients from their own resources.


         Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. A Plan for a particular class may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. None of the Plans may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Trustees.


         While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which the payments were made and the identity of each Recipient that received any payment. The report for the Class B Plan shall also include the Distributor's distribution costs for that quarter, and such costs for previous fiscal periods that have been carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on selection or nomination is approved by a majority of the Independent Trustees.

         Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers, did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fees at the maximum rate and has set no minimum amount of assets to qualify for payment.

         Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent years. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor.

         The Class B and the Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of Class B and Class C shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B or Class C shares are redeemed during the first year that the shares are outstanding, the Recipient will be obligated to repay to the Distributor a pro rata portion of the Distributor's advance payment for those shares.


         Although the Class B and Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees on such shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B Plan and the Class C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B Plan and the Class C Plan are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc., on payments of asset-based sales charges and service fees.


         The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders), state "blue sky" registration fees and certain other distribution expenses.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits the individual investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor normally will not accept any order for $500,000 or $1 million or more of Class B or Class C shares, respectively, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

     The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and expenses. The net income attributable to Class A, Class B and Class C shares and the dividends payable on such shares will be reduced by incremental expenses borne solely by those classes, including the asset-based sales charges.

         The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax advisor, to the effect that the conversion of B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.


Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M. New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day. It may also close on other days. The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges which may trade on Saturdays or customary U.S. business holidays on which the Exchange is closed. Because the Fund's net asset value will not be calculated on those days, the Fund's net asset values per share of Class A, Class B and Class C shares of the Fund may be significantly affected at times when shareholders cannot purchase or redeem shares.

         The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a U.S. securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day, or closing "bid" prices that day); (ii) securities traded on a foreign securities exchange are valued generally at the last sale price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the valuation date, or at the mean between "bid" and "ask" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry; (iii) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "ask" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iv) debt instruments having a maturity of more than 397 days when issued, and non-money market type instruments having a maturity of 397 days or less when issued, which have a remaining maturity of 60 days or less, are valued at the mean between the "bid" and "ask" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (v) money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vi) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (ii), (iii) and (iv) above), the security may be priced at the mean between the "bid " and "ask " prices provided by a single active market maker (which in certain cases may be the "bid" price if no "ask" price is available).


         In the case of U.S. Government Securities and mortgage-backed securities, where as sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager may use pricing services approved by the Board of Trustees to price U.S. Government Securities or mortgage-backed securities for which last sale information is not generally available. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.


         Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the Exchange. Events affecting the values of foreign securities traded in securities markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees or the Manager, under procedures established by the Board of Trustees, determines that the particular event is likely to effect a material change in the value of such security. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

         Puts, calls and futures are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager, If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "ask" prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing "bid" price on the principal exchange or on NASDAQ, on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between "bid" and "ask" prices obtained by the Manager from two active market makers (which in certain cases may be the "bid" price if no "ask" price is available).

         When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the call or put. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund. In the case of foreign securities and corporate bonds, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager may use pricing services approved by the Board of Trustees to price any of the types of securities described above. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor incurs little or no selling expenses. The term "immediate family"
refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse and a spouse's siblings, aunts, uncles, nieces and nephews.

     o The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the Fund and the following funds:

Oppenheimer  Bond  Fund  For  Growth
Oppenheimer   California   Municipal  Fund
Oppenheimer   Champion  Income  Fund
Oppenheimer   Discovery  Fund

Oppenheimer Enterprise Fund
Oppenheimer  Equity Income Fund
Oppenheimer  Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer  Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer  Gold & Special  Minerals Fund
Oppenheimer  Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Integrity Funds --
         (1) Oppenheimer Bond Fund
         (2) Oppenheimer Value Stock Fund
Oppenheimer International Bond Fund
Oppenheimer International Growth Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.--
         (1) Oppenheimer Main Street California Municipal Fund
         (2) Oppenheimer Main Street Income & Growth Fund
Oppenheimer Multiple Strategies Fund
Oppenheimer Multi-State Municipal Trust --
         (1) Oppenheimer Florida Municipal Fund
         (2) Oppenheimer New Jersey Municipal Fund
         (3) Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Municipal Bond Fund
Oppenheimer Municipal Fund --
         (1) Oppenheimer Insured Municipal Fund
         (2) Oppenheimer Intermediate Municipal Fund
Oppenheimer New York Municipal Fund
Oppenheimer Quest for Value Funds --
         (1) Oppenheimer Quest Growth & Income Value Fund
         (2) Oppenheimer Quest Officers Value Fund
         (3) Oppenheimer Quest Opportunity Value Fund
         (4) Oppenheimer Quest Small Cap Value Fund

Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Oppenheimer Series Fund, Inc. --

         (1) Oppenheimer Disciplined Allocation Fund
         (2) Oppenheimer Disciplined Value Fund
         (3) Oppenheimer LifeSpan Balanced Fund
         (4) Oppenheimer LifeSpan Growth Fund
         (5) Oppenheimer LifeSpan Income Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Target Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer U.S. Government Trust
Rochester Fund Municipals
Limited Term New York Municipal Fund

and the following "Money Market Funds":
Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Daily Cash Accumulation Fund, Inc.
Oppenheimer Cash Reserves
Oppenheimer Money Market Fund, Inc.



         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

         o Letters of Intent. A Letter of Intent ("Letter") is the investor's statement of intention to purchase Class A or Class A and Class B shares of the Fund (and other eligible Oppenheimer funds) during the 13-month period from the investor's first purchase pursuant to the Letter (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases (excluding any purchases made by reinvestment of dividends or distributions or purchases made at net asset value without sales charge), which together with the investor's holdings of such funds (calculated at their respective public offering prices calculated on the date of the Letter) will equal or exceed the amount specified in the Letter. This enables the investor to count the shares to be purchased under the Letter of Intent to obtain the reduced sales charge rate (as set forth in the

Prospectus) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

         In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

         For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

         If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchases amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there normally will be no adjustment of commission previously paid to the broker-dealer or financial institution of record for shares purchased for accounts held in the name of that plan. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

         o  Terms of Escrow That Apply to Letters of Intent.

         (1) Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         (2) If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

         (3) If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         (4) By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

         (5) The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and (c) Class A or B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
(ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         (6) Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.


Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of the Fund to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited normally four to five business days prior to the investment dates selected in the Account Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmission.

         There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Retirement Plans. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent differed sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.

         The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in the plan purchase Class A shares of the Fund through a single investment dealer, broker or other financial institution designated by the group.

How to Sell Shares

Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

Payments "In Kind." The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under the "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchased subject to an initial sales charge, or (ii) Class B shares on which you paid a contingent deferred sales charge when you redeemed them, without sales charge. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of either class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds- sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans, or pension or profit-sharing plans should be addressed to "Trustee, Oppenheimer funds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing plans or 401(k) plans may not directly redeem or exchange shares held for their accounts under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closed (normally that is 4:00 P.M., but may be earlier some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.


Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the Class B or the Class C contingent deferred sales charge is waived as described in the Prospectus in "Waivers of Class B and Class C Sales Charges").

         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.


         o Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

         o Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional Class A shares while making automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

         The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

         The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend- reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

     To use Class A shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the Class A shares in certificated form. Share certificates are not issued for Class B shares or Class C shares. Upon written request from the Planholder, the Transfer Agent will determine the number of Class A shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All Oppenheimer funds offer Class A, Class B and Class C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax- Exempt Trust, Centennial Government Trust, Centennial New York Tax-Exempt Trust, Centennial California Tax-Exempt Trust, Centennial America Fund, L.P. and Daily Cash Accumulation Fund, Inc, which offer only Class A shares, and Oppenheimer Main Street California Tax-Exempt Fund which only offers Class A and Class B shares, (Class B and Class C shares of Oppenheimer Cash Reserves are generally only available by exchange from the same class of other Oppenheimer funds or thorough OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048.

         For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

         Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc., purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for this privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc., are purchased, and, if requested, must supply proof of entitlement to this privilege.

         Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

         When Class B shares or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

         The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

         When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans, and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction. Because of the Fund's emphasis on foreign securities, it is unlikely that the Fund's dividends will qualify for this deduction.

         Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

         If the Fund has more than 50% of its total assets invested in foreign securities at the end of its fiscal year, it may elect the application of
Section 853 of the Internal Revenue Code to permit shareholders to take a credit (or, at their option, a deduction) for foreign taxes paid by the Fund. Under
Section 853, shareholders would be entitled to treat the foreign taxes withheld from interest and dividends paid to the Fund from its foreign investments as a credit on their federal income taxes.

As an alternative, shareholders could, if to their advantage, treat the foreign tax withheld as a deduction from gross income in computing taxable income rather than as a tax credit. In substance, the Fund's election would enable shareholders to benefit from the same foreign tax credit or deduction that would be received if they had been the record owners of the Fund's foreign securities and had paid foreign taxes on the income received.

         If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund intends to qualify in the current and future fiscal years, but reserves the right not to do so. The Internal Revenue Code contains a number of complex tests relating to such qualification in which the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

         Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent to enable the investor to earn a return on otherwise idle funds.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Such uninsured balances at times may be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

                                                 --------------------------------------------------------------------------
                                                 STATEMENT OF INVESTMENTS FEBRUARY 28, 1997
(UNAUDITED)

                                                                                        FACE                MARKET VALUE
                                                                                        AMOUNT(1)           SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
---------
FOREIGN GOVERNMENT OBLIGATIONS - 1.5%
------------------------------------------------------------------------------------------------------------------
---------
           Bonos de la Tesoreria de la Federacion, Zero Coupon:
           24.493%, 11/6/97MXP(2)                                                              726,690      $       78,513
           24.657%, 12/4/97MXP(2)                                                              720,000              76,558
           22.896%, 2/4/98MXP(2)                                                               962,300              98,759
                                                                                                            ---------------

           Total Foreign Government Obligations (Cost $257,706)
253,830

                                                                                        SHARES
------------------------------------------------------------------------------------------------------------------
---------
COMMON STOCKS - 87.5%
------------------------------------------------------------------------------------------------------------------
---------
BASIC MATERIALS - 1.9%





------------------------------------------------------------------------------------------------------------------
---------
METALS - 1.9%

----------------------------------------------------------------------------------------------------------------
           Cia de Minas Buenaventura SA, Sponsored ADR                                           2,500
 48,750

----------------------------------------------------------------------------------------------------------------
           Noble Group Ltd.(3)(4)                                                              300,000             264,000
                                                                                                            ---------------
                                                                                                                   312,750
------------------------------------------------------------------------------------------------------------------
---------
CONSUMER CYCLICALS - 13.9%
------------------------------------------------------------------------------------------------------------------
---------
AUTOS & HOUSING - 8.2%

----------------------------------------------------------------------------------------------------------------
           Amoy Properties Ltd.                                                                 76,000              90,780

----------------------------------------------------------------------------------------------------------------
           Brazil Realty SA, GDR(4)(5)                                                          13,000             318,500

----------------------------------------------------------------------------------------------------------------
           Henderson Investment Ltd.                                                           112,000             125,827

----------------------------------------------------------------------------------------------------------------
           Henderson Land Development Co. Ltd.                                                   9,000
80,482

----------------------------------------------------------------------------------------------------------------
           IRSA Inversiones y Representaciones SA,
           Sponsored GDR                                                                         9,000             325,125

----------------------------------------------------------------------------------------------------------------
           New World Development Co. Ltd.                                                       22,099             136,978

----------------------------------------------------------------------------------------------------------------
           Solidere, GDR(4)                                                                     25,000             303,750
                                                                                                            ---------------
                                                                                                                 1,381,442
------------------------------------------------------------------------------------------------------------------
---------





LEISURE & ENTERTAINMENT - 0.7%

----------------------------------------------------------------------------------------------------------------
           Lusomundo SGPS SA(4)                                                                 11,700             119,233
------------------------------------------------------------------------------------------------------------------
---------
MEDIA - 2.8%

----------------------------------------------------------------------------------------------------------------
           Grupo Radio Centro SA de CV, Sponsored ADR(4)                                        25,900
   249,288

----------------------------------------------------------------------------------------------------------------
           Times Publishing Ltd.                                                               100,000             223,003
                                                                                                            ---------------
                                                                                                                   472,291
------------------------------------------------------------------------------------------------------------------
---------
RETAIL:  GENERAL - 0.9%

----------------------------------------------------------------------------------------------------------------
           PT Matahari Putra Prima                                                              96,000             147,153
------------------------------------------------------------------------------------------------------------------
---------
RETAIL:  SPECIALTY - 1.3%

----------------------------------------------------------------------------------------------------------------
           Giordano International Ltd.                                                          82,000              58,239

----------------------------------------------------------------------------------------------------------------
           Makro Atacadista SA, GDR(4)                                                          13,500             151,875
                                                                                                            ---------------
                                                                                                                   210,114
------------------------------------------------------------------------------------------------------------------
---------
CONSUMER NON-CYCLICALS - 19.3%
------------------------------------------------------------------------------------------------------------------
---------
BEVERAGES - 10.1%

----------------------------------------------------------------------------------------------------------------
           Al-Ahram Beverages Co., GDR(4)(5)                                                    15,000
261,750

----------------------------------------------------------------------------------------------------------------





           Cia Cervejaria Brahma, Preference                                                   425,000             285,104

----------------------------------------------------------------------------------------------------------------
           Ege Biracilik ve Malt Sanayii AS                                                     90,450              27,591

----------------------------------------------------------------------------------------------------------------
           Erciyas Biracilik ve Malt Sanayii                                                   530,000              57,124

----------------------------------------------------------------------------------------------------------------
           Fomento Economico Mexicano SA, Cl. B, Sponsored ADR                                  44,000
         184,391

----------------------------------------------------------------------------------------------------------------
           Hellenic Bottling Co., SA                                                             5,000             165,269


            5    Oppenheimer Developing Markets Fund


----------------------------------------------------------------------------------------------------------------
           STATEMENT OF INVESTMENTS (UNAUDITED)(CONTINUED)

                                                                                                            MARKET VALUE
                                                                                        SHARES              SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
---------
BEVERAGES (CONTINUED)

----------------------------------------------------------------------------------------------------------------
           Panamerican Beverages, Inc., Cl. A                                                    5,270      $      297,096

----------------------------------------------------------------------------------------------------------------
           Serm Suk Public Co. Ltd.                                                              6,000             130,218

----------------------------------------------------------------------------------------------------------------
           Vina Concha y Toro SA, ADR                                                           10,000             281,250
                                                                                                            ---------------





                                                                                                                 1,689,793
------------------------------------------------------------------------------------------------------------------
---------
FOOD - 3.7%

----------------------------------------------------------------------------------------------------------------
           Cresud SA(4)                                                                        125,000             240,103

----------------------------------------------------------------------------------------------------------------
           Dairy Farm International Holdings Ltd.                                              237,000
183,675

----------------------------------------------------------------------------------------------------------------
           Disco SA, Sponsored ADR(4)                                                            6,700             205,188
                                                                                                            ---------------
                                                                                                                   628,966
------------------------------------------------------------------------------------------------------------------
---------
HEALTHCARE/DRUGS - 2.1%

----------------------------------------------------------------------------------------------------------------
           Dr. Reddy's Laboratories, Sponsored GDR(4)                                           50,000
275,000

----------------------------------------------------------------------------------------------------------------
           Wockhardt Ltd., Sponsored GDR                                                        12,000              86,400
                                                                                                            ---------------
                                                                                                                   361,400
------------------------------------------------------------------------------------------------------------------
---------
TOBACCO - 3.4%

----------------------------------------------------------------------------------------------------------------
           Papastratos Cigarette SA                                                              9,000             178,490

----------------------------------------------------------------------------------------------------------------
           PT Hanjaya Mandala Sampoerna(4)                                                      23,000
114,161

----------------------------------------------------------------------------------------------------------------
           R.J. Reynolds Berhad                                                                100,000             273,857
                                                                                                            ---------------
                                                                                                                   566,508
------------------------------------------------------------------------------------------------------------------
---------





ENERGY - 6.7%
------------------------------------------------------------------------------------------------------------------
---------
OIL-INTEGRATED - 6.7%

----------------------------------------------------------------------------------------------------------------
           Elf Gabon SA                                                                          1,000             268,550

----------------------------------------------------------------------------------------------------------------
           Lukoil Oil Co., Sponsored ADR                                                         5,000             302,493

----------------------------------------------------------------------------------------------------------------
           Petroleo Brasileiro SA, ADR(4)                                                       17,650             351,005

----------------------------------------------------------------------------------------------------------------
           Surgutneftegaz, Sponsored ADR(4)                                                      5,000             210,625
                                                                                                            ---------------
                                                                                                                 1,132,673
------------------------------------------------------------------------------------------------------------------
---------
FINANCIAL - 28.1%
------------------------------------------------------------------------------------------------------------------
---------
BANKS - 22.2%

----------------------------------------------------------------------------------------------------------------
           Akbank T.A.S.                                                                       345,000              60,337

----------------------------------------------------------------------------------------------------------------
           Banco Bradesco SA, Preference                                                    24,700,000             203,300

----------------------------------------------------------------------------------------------------------------
           Banco de Galicia y Buenos Aires SA de CV,
           Sponsored ADR                                                                        11,000             259,875

----------------------------------------------------------------------------------------------------------------
           Banco Frances del Rio de la Plata SA, Sponsored ADR                                   7,360
 210,680

----------------------------------------------------------------------------------------------------------------
           Banco Itau SA, Preference                                                           495,000             255,287

----------------------------------------------------------------------------------------------------------------
           Bank Inicjatyw Gospodarczych SA                                                      63,000              94,744






----------------------------------------------------------------------------------------------------------------
           Bank Rozwoju Eksportu SA                                                              1,900              66,464

----------------------------------------------------------------------------------------------------------------
           Banque Libanaise Pour Le Comm SAL, GDR, Cl. B(4)                                     18,000
      278,100

----------------------------------------------------------------------------------------------------------------
           Commercial International Bank, Sponsored GDR(4)                                      13,000
  260,000

----------------------------------------------------------------------------------------------------------------
           Grupo Financiero Banorte SA de CV, Series B                                         132,500
143,638

----------------------------------------------------------------------------------------------------------------
           Grupo Financiero Inbursa SA de CV, Series B                                          45,000
155,269

----------------------------------------------------------------------------------------------------------------
           Hansabank Ltd.(4)                                                                    21,000             312,818

----------------------------------------------------------------------------------------------------------------
           HSBC Holdings plc                                                                     8,400             205,011

----------------------------------------------------------------------------------------------------------------
           Liu Chong Hing Bank Ltd.                                                            105,000             199,316

----------------------------------------------------------------------------------------------------------------
           Philippine National Bank(4)                                                          15,500             181,009

----------------------------------------------------------------------------------------------------------------
           PT Panin Bank                                                                        98,000             134,890

----------------------------------------------------------------------------------------------------------------
           Public Bank Berhad                                                                   90,000             210,225



            6    Oppenheimer Developing Markets Fund






----------------------------------------------------------------------------------------------------------------
           STATEMENT OF INVESTMENTS (UNAUDITED)(CONTINUED)

                                                                                                            MARKET VALUE
                                                                                        SHARES              SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
---------
BANKS (CONTINUED)

----------------------------------------------------------------------------------------------------------------
           Turkiye Garanti Bankasi AS                                                        1,830,000      $      163,745

----------------------------------------------------------------------------------------------------------------
           Uniao de Bancos Brasileiros SA, Preference                                        5,450,000
215,213

----------------------------------------------------------------------------------------------------------------
           Wielkopolski Bank Kredytowy SA                                                       14,300
118,279
                                                                                                            ---------------
                                                                                                                 3,728,200
------------------------------------------------------------------------------------------------------------------
---------
DIVERSIFIED FINANCIAL - 2.5%

----------------------------------------------------------------------------------------------------------------
           Industrial Credit & Investment Corp. of India Ltd. (The),
           GDR(4)(5)                                                                            25,700             253,788

----------------------------------------------------------------------------------------------------------------
           Public Finance Berhad                                                                86,000             171,789
                                                                                                            ---------------
                                                                                                                   425,577
------------------------------------------------------------------------------------------------------------------
---------
INSURANCE - 3.4%

----------------------------------------------------------------------------------------------------------------
           Adamjee Insurance Co. Ltd.(4)                                                        49,000             133,259

----------------------------------------------------------------------------------------------------------------
           Aksigorta                                                                         3,550,000             179,038

----------------------------------------------------------------------------------------------------------------





           Liberty Life Association of Africa Ltd.                                               9,000             260,570
                                                                                                            ---------------
                                                                                                                   572,867
------------------------------------------------------------------------------------------------------------------
---------
INDUSTRIAL - 5.7%
------------------------------------------------------------------------------------------------------------------
---------
INDUSTRIAL MATERIALS - 1.5%

----------------------------------------------------------------------------------------------------------------
           HI Cement Corp.(5)                                                                  600,000             244,953
------------------------------------------------------------------------------------------------------------------
---------
INDUSTRIAL SERVICES - 1.2%

----------------------------------------------------------------------------------------------------------------
           BAU Holdings AF, Preference                                                             100               4,797

----------------------------------------------------------------------------------------------------------------
           MRC Allied Industries, Inc.(4)                                                    1,475,000             204,460
                                                                                                            ---------------
                                                                                                                   209,257
------------------------------------------------------------------------------------------------------------------
---------
MANUFACTURING - 0.7%

----------------------------------------------------------------------------------------------------------------
           Hutchison Whampoa Ltd.                                                               16,000             121,901
------------------------------------------------------------------------------------------------------------------
---------
TRANSPORTATION - 2.3%

----------------------------------------------------------------------------------------------------------------
           Asian Terminals, Inc.                                                               825,000             181,721

----------------------------------------------------------------------------------------------------------------
           Guangshen Railway Co. Ltd., Sponsored ADR(4)                                          8,700
209,888
                                                                                                            ---------------
                                                                                                                   391,609
------------------------------------------------------------------------------------------------------------------
---------
TECHNOLOGY - 3.0%
------------------------------------------------------------------------------------------------------------------
---------
COMPUTER HARDWARE - 0.7%

----------------------------------------------------------------------------------------------------------------
           Accton Technology Corp.(4)                                                           15,000             118,500
------------------------------------------------------------------------------------------------------------------
---------
TELECOMMUNICATIONS-TECHNOLOGY - 2.3%

----------------------------------------------------------------------------------------------------------------
           Ericsson Telecomunicacoes SA                                                      8,300,000             221,847

----------------------------------------------------------------------------------------------------------------
           Intracom SA(4)                                                                        5,000             169,991
                                                                                                            ---------------
                                                                                                                   391,838
------------------------------------------------------------------------------------------------------------------
---------
UTILITIES - 8.9%
------------------------------------------------------------------------------------------------------------------
---------
ELECTRIC UTILITIES - 1.8%

----------------------------------------------------------------------------------------------------------------
           Centrais Electricas Brasileiras SA, Sponsored ADR                                     5,000
111,805

----------------------------------------------------------------------------------------------------------------
           Centrais Electricas de Santa Catarina SA, Preference B                               65,000
88,445

----------------------------------------------------------------------------------------------------------------
           First Philippine Holdings Corp., B Shares                                            45,625             107,428
                                                                                                            ---------------
                                                                                                                   307,678
------------------------------------------------------------------------------------------------------------------
---------
GAS UTILITIES - 2.2%

----------------------------------------------------------------------------------------------------------------
           Gazprom, ADR(4)(5)                                                                   15,700             273,180

----------------------------------------------------------------------------------------------------------------
           Primagaz Rt                                                                           1,600              91,145
                                                                                                            ---------------





                                                                                                                   364,325


            7    Oppenheimer Developing Markets Fund

----------------------------------------------------------------------------------------------------------------
           STATEMENT OF INVESTMENTS (UNAUDITED)(CONTINUED)

                                                                                                            MARKET VALUE
                                                                                        SHARES              SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
---------
TELEPHONE UTILITIES - 4.9%

----------------------------------------------------------------------------------------------------------------
           Telecomunicacoes Brasileiras SA                                                   1,900,000      $      176,814

----------------------------------------------------------------------------------------------------------------
           Telecomunicacoes Brasileiras SA, Sponsored ADR                                        1,950
189,150

----------------------------------------------------------------------------------------------------------------
           Telecomunicacoes do Rio de Janeiro SA, Preference(4)                              1,000,000
   145,585

----------------------------------------------------------------------------------------------------------------
           Telefonica del Peru SA, ADR                                                          14,000             308,000
                                                                                                            ---------------
                                                                                                                   819,549
                                                                                                            ---------------

           Total Common Stocks (Cost $13,622,593)
14,718,577

                                                                                        FACE
                                                                                        AMOUNT(1)
------------------------------------------------------------------------------------------------------------------
---------
REPURCHASE AGREEMENT - 17.3%
------------------------------------------------------------------------------------------------------------------
---------
           Repurchase agreement with Goldman, Sachs & Co., 5.36%, dated 2/28/97, to be  repurchased  at $2,901,295 on 3/3/97,  collateralized  by U.S.
           Treasury  Nts.,  6.125%-7.875%,  5/15/99-11/15/04,  with a  value  of
           $2,967,581
           (Cost $2,900,000)                                                            $    2,900,000           2,900,000

----------------------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS, AT VALUE (COST $16,780,299)
106.3%          17,872,407

----------------------------------------------------------------------------------------------------------------
           LIABILITIES IN EXCESS OF OTHER ASSETS                                                 (6.3)
   (1,060,290)
                                                                                          -------------       -------------

           NET ASSETS                                                                           100.0%      $   16,812,117
                                                                                          =============     ===============



           1. Face amount is reported in U.S. Dollars, except for those denoted in the following currency:
           MXP - Mexican Peso
           2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
           3. When-issued security to be delivered and settled after February 28, 1997.
           4.  Non-income producing security.
           5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,352,171 or 8.04% of the Fund's net assets, at February 28, 1997.

            8   Oppenheimer Developing Markets Fund

           -----------------------------------------------
           STATEMENT OF INVESTMENTS (UNAUDITED)(CONTINUED)



           Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:




           COUNTRY                                                                          MARKET VALUE
PERCENT
           -------                                                                          ------------        -------

----------------------------------------------------------------------------------------------------------------
           United States                                                                $    2,900,000                  16.2%
           Brazil                                                                            2,713,931                  15.2
           Mexico                                                                            1,283,512                   7.2
           Argentina                                                                         1,240,971                   6.9
           Hong Kong                                                                         1,202,209                   6.7
           Philippines                                                                         919,572                   5.1
           Russia                                                                              786,298                   4.4
           Malaysia                                                                            655,870                   3.7
           Lebanon                                                                             581,850                   3.3
           Egypt                                                                               521,750                   2.9
           Greece                                                                              513,750                   2.9
           Turkey                                                                              487,834                   2.7
           Singapore                                                                           487,003                   2.7
           Indonesia                                                                           396,204                   2.2
           Peru                                                                                356,750                   2.0
           India                                                                               340,188                   1.9
           Finland                                                                             312,818                   1.8





           Chile                                                                               281,250                   1.6
           Poland                                                                              279,487                   1.6
           Luxembourg                                                                          275,000                   1.5
           France                                                                              268,550                   1.5
           South Africa                                                                        260,570                   1.5
           China                                                                               209,888                   1.2
           Pakistan                                                                            133,259                   0.7
           Thailand                                                                            130,218                   0.7
           Portugal                                                                            119,233                   0.7
           Taiwan                                                                              118,500                   0.7
           Hungary                                                                              91,145                   0.5
           Austria                                                                               4,797                   0.0
                                                                                        ---------------       --------------
           TOTAL                                                                        $   17,872,407                 100.0%
                                                                                        ===============
==============


           See accompanying Notes to Financial Statements.















            9   Oppenheimer Developing Markets Fund

            STATEMENT OF ASSETS AND LIABILITIES FEBRUARY 28, 1997 (UNAUDITED)








------------------------------------------------------------------------------------------------------------------
------------------
------------------------------------------------------------------------------------------------------------------
------------------
ASSETS                          Investments, at value (cost $16,780,299) - see accompanying statement
                 $17,872,407

----------------------------------------------------------------------------------------------------
                                Cash                                                                                        173,285

----------------------------------------------------------------------------------------------------
                                Receivables:
                                Shares of beneficial interest sold                                                          463,274
                                Investments sold                                                                             48,793
                                Interest                                                                                        814

----------------------------------------------------------------------------------------------------
                                Other                                                                                           663
                                                                                                                 -------------------
                                Total assets                                                                             18,559,236

------------------------------------------------------------------------------------------------------------------
------------------
------------------------------------------------------------------------------------------------------------------
------------------
LIABILITIES                     Unrealized depreciation on forward foreign currency
                                exchange contracts - Note 5                                                                   3,820

----------------------------------------------------------------------------------------------------
                                Payables and other liabilities:
                                Investments purchased                                                                     1,691,735
                                Shares of beneficial interest redeemed
25,795
                                Custodian fees                                                                               11,583
                                Distribution and service plan fees                                                            3,308
                                Other                                                                                        10,878
                                                                                                                 -------------------
                                Total liabilities                                                                         1,747,119

------------------------------------------------------------------------------------------------------------------
------------------
------------------------------------------------------------------------------------------------------------------
------------------
NET ASSETS                                                                                                              $16,812,117





                                                                                                                 -------------------
                                                                                                                 -------------------

------------------------------------------------------------------------------------------------------------------
------------------
------------------------------------------------------------------------------------------------------------------
------------------
COMPOSITION OF                  Paid-in capital
$15,625,580
NET ASSETS
----------------------------------------------------------------------------------------------------
                                Accumulated net investment loss
(6,139)

----------------------------------------------------------------------------------------------------
                                Accumulated net realized gain on investments and
                                foreign currency transactions                                                               104,487

----------------------------------------------------------------------------------------------------

                                Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies
1,088,189
                                                                                                                 -------------------

                                Net assets                                                                              $16,812,117
                                                                                                                 -------------------
                                                                                                                 -------------------

------------------------------------------------------------------------------------------------------------------
------------------
------------------------------------------------------------------------------------------------------------------
------------------
NET ASSET VALUE                 Class A Shares:
PER                             SHARE Net asset value and  redemption  price per
                                share  (based on net assets of  $12,362,617  and
                                1,058,058   shares   of   beneficial    interest
                                outstanding)
            $11.68

                                Maximum offering price per share (net asset value plus sales charge
                                of 5.75% of offering price)                                                                  $12.39


----------------------------------------------------------------------------------------------------
                                Class B Shares:
                                Net asset value, redemption price and offering price per share (based on net assets of $3,717,435 and 319,103 shares of beneficial interest outstanding)
            $11.65


----------------------------------------------------------------------------------------------------
                                Class C Shares:
                                Net asset value,  redemption  price and offering
                                price per share (based on net assets of $732,065
                                and  62,805   shares  of   beneficial   interest
                                outstanding)
             $11.66


                                See accompanying Notes to Financial Statements.


                                10   Oppenheimer Developing Markets Fund



----------------------------------------------------------------------------------------------------
                                STATEMENT OF OPERATIONS FOR THE PERIOD FROM NOVEMBER
18, 1996
                                (COMMENCEMENT OF OPERATIONS) TO FEBRUARY 28, 1997
(UNAUDITED)


------------------------------------------------------------------------------------------------------------------
------------------
INVESTMENT INCOME               Interest
$26,385

----------------------------------------------------------------------------------------------------
                                Dividends (net of foreign withholding taxes of $785)
    7,665
                                                                                                                 -------------------

                                Total income                                                                                 34,050

------------------------------------------------------------------------------------------------------------------
------------------
EXPENSES                        Management fees - Note 4





 18,778

----------------------------------------------------------------------------------------------------
                                Shareholder reports                                                                           7,998

----------------------------------------------------------------------------------------------------
                                Distribution and service plan fees - Note 4:
                                Class A                                                                                       2,416
                                Class B                                                                                       2,997
                                Class C                                                                                         570

----------------------------------------------------------------------------------------------------
                                Registration and filing fees:
                                Class A                                                                                       3,393
                                Class B                                                                                       1,056
                                Class C                                                                                         193

----------------------------------------------------------------------------------------------------
                                Transfer and shareholder servicing agent fees - Note 4
    2,113

----------------------------------------------------------------------------------------------------
                                Trustees' fees and expenses - Note 1                                                          1,723

----------------------------------------------------------------------------------------------------
                                Custodian fees and expenses                                                                     861

----------------------------------------------------------------------------------------------------
                                Legal and auditing fees                                                                         738

----------------------------------------------------------------------------------------------------
                                Other                                                                                           985
                                                                                                                 -------------------
                                Total expenses                                                                               43,821
                                Less expenses paid indirectly - Note 4
(3,632)
                                                                                                                 -------------------

                                Net expenses                                                                                 40,189

------------------------------------------------------------------------------------------------------------------
------------------
NET INVESTMENT LOSS
(6,139)






------------------------------------------------------------------------------------------------------------------
------------------
REALIZED AND                    Net realized gain (loss) on:
UNREALIZED GAIN (LOSS)          Investments
      118,508
                                Foreign currency transactions                                                               (14,021)
                                                                                                                 -------------------
                                Net realized gain                                                                           104,487

----------------------------------------------------------------------------------------------------
                                Net  change  in   unrealized   appreciation   or
                                depreciation on:
                                Investments                                                                               1,214,124
                                Translation of assets and liabilities denominated in foreign currencies
        (125,935)
                                                                                                                 -------------------
                                Net change                                                                                1,088,189
                                                                                                                 -------------------

                                Net realized and unrealized gain                                                          1,192,676

------------------------------------------------------------------------------------------------------------------
------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
                                 $1,186,537
                                                                                                                 -------------------
                                                                                                                 -------------------

                                See accompanying Notes to Financial Statements.





                                11   Oppenheimer Developing Markets Fund



----------------------------------------------------------------------------------------------------
                                STATEMENT OF CHANGES IN NET ASSETS






                                                                                                                    PERIOD ENDED
                                                                                                               FEBRUARY 28, 1997(1)
                                                                                                                    (UNAUDITED)
------------------------------------------------------------------------------------------------------------------
------------------
OPERATIONS                      Net investment income (loss)
    ($6,139)

----------------------------------------------------------------------------------------------------
                                Net realized gain                                                                           104,487

----------------------------------------------------------------------------------------------------
                                Net change in unrealized appreciation or depreciation
1,088,189
                                                                                                                 -------------------
                                Net increase in net assets resulting from operations
1,186,537

------------------------------------------------------------------------------------------------------------------
------------------
BENEFICIAL  INTEREST  Net  increase in net assets  resulting  from  TRANSACTIONS beneficial interest transactions - Note 2:
                                Class A                                                                                  11,415,504
                                Class B                                                                                   3,516,897
                                Class C                                                                                     693,179

------------------------------------------------------------------------------------------------------------------
------------------
NET ASSETS                      Total increase
16,812,117

----------------------------------------------------------------------------------------------------
                                Beginning of period                                                                          --
                                                                                                                 -------------------
                                End of period (including accumulated net investment
                                losses of $6,139)                                                                       $16,812,117
                                                                                                                 -------------------
                                                                                                                 -------------------

                                1.  For the period from November 18, 1996 (commencement of operations) to
February 28, 1997.


                                See accompanying Notes to Financial Statements.

                                12   Oppenheimer Developing Markets Fund

--------------------
FINANCIAL HIGHLIGHTS


                                                  CLASS A               CLASS B              CLASS C
                                                  ------------------    ----------------     ----------------
                                                  PERIOD ENDED          PERIOD ENDED         PERIOD ENDED
                                                  FEBRUARY 28,          FEBRUARY 28,         FEBRUARY 28,
                                                  1997(1)               1997(1)              1997(1)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                        $10.00              $10.00               $10.00
-------------------------------------------------------------------------------------------------------------

Income (loss) from investment operations:
Net investment loss                                           (.01)                --                   --
Net realized and unrealized gain                              1.69                1.65                 1.66
-------------------------------------------------------------------------------------------------------------
Total income from investment
operations                                                    1.68                1.65                 1.66
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $11.68              $11.65               $11.66

===========================================================

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                          16.80%              16.50%
    16.60%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $12,363              $3,717                 $732
-------------------------------------------------------------------------------------------------------------






Average net assets (in thousands)                      $  5,566              $1,109                 $211
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment loss                                          (0.32)%             (0.23)%              (0.35)%
Expenses                                                      1.50 %              2.24 %               2.23 %
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                   16.8%               16.8%                16.8%
Average brokerage commission rate(5)                         $0.0009             $0.0009              $0.0009



1. For the period from November 18, 1996 (commencement of operations) to February 28, 1997. 2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized. 4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended February 28, 1997 were $17,958,934 and $989,621, respectively. 5. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total of related shares purchased and sold.

See  accompanying  Notes to  Financial Statements.

13   Oppenheimer Developing Markets Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)


1.   SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer   Developing  Markets  Fund  (the  Fund)  is  registered  under  the
Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation, primarily by investing in equity securities of issuers in emerging markets throughout the world. The Fund's investment adviser is OppenheimerFunds,

Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.


14   Oppenheimer Developing Markets Fund

1.   SIGNIFICANT ACCOUNTING POLICIES (Continued)
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.   SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              PERIOD ENDED FEBRUARY 28,  1997(1)
                              SHARES                 AMOUNT
     Class A:
     Sold                        1,072,097           $11,567,777
     Redeemed                      (14,039)             (152,273)
                                -----------          ------------
     Net increase                1,058,058           $11,415,504
                                ===========          ===========

     Class B:
     Sold                          320,110           $ 3,528,044
     Redeemed                       (1,007)              (11,147)
                                -----------          ------------
     Net increase                  319,103           $ 3,516,897
                                ===========          ===========

     Class C:
     Sold                           62,806           $   693,193
     Redeemed                           (1)                  (14)
                                -----------          ------------
     Net increase                   62,805           $   693,179
                                ===========          ===========

1. For the period from November 18, 1996 (commencement of operations) to February 28, 1997.

3.   UNREALIZED GAINS AND LOSSES ON INVESTMENTS
At February 28, 1997, net unrealized appreciation on investments of $1,092,108 was composed of gross appreciation of $1,251,252, and gross depreciation of $159,144.

4.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 1.00% of the first $250 million of average annual net assets, 0.95% of the next $250 million, 0.90% of the next $500 million and 0.85% of net assets in excess of $1 billion.

For the period ended February 28, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $29,423, of which $9,586 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $60,643 and $3,220, of which $1,798 was paid to an affiliated broker/dealer for Class B.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.


15   Oppenheimer Developing Markets Fund

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (Continued) The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the period ended February 28, 1997, OFDI retained $2,968 as compensation for Class B sales commissions and service fee advances, as well as financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. At February 28, 1997, OFDI had incurred unreimbursed expenses of $10,360 for Class B and $2,323 for Class C.

5.   FORWARD CONTRACTS
A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At February 28, 1997, the Fund had outstanding forward contracts to purchase foreign currencies as follows:


                                                CONTRACT    VALUATION
                               EXCHANGE         AMOUNT      AS OF             UNREALIZED
CONTRACTS TO PURCHASE          DATE             (000'S)     FEBRUARY 28, 1997
DEPRECIATION
-----------------------------------------------------------------------------------------

Austrian Schilling (ATS)           3/10/97        57 ATS      $    4,821       $      2
Brazilian Rial (BRR)         3/3/97-3/5/97       493 BRR         417,294          3,630
Hong Kong Dollar (HKD)              3/3/97     1,157 HKD         149,422             29
Malaysian Ringgit (MYR)             3/7/97       195 MYR          78,480             33
Philippines Peso (PHP)       3/4/97-3/6/97     2,764 PHP         104,983            126
                                                                --------         ------
                                                                $755,000         $3,820
                                                                ========         ======


                                   APPENDIX A


                       Corporate Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts  Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable  Television
Chemicals
Commercial  Finance
Computer  Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified  Financial
Diversified  Media
Drug Stores
Drug  Wholesalers
Durable  Household  Goods
Education
Electric  Utilities
Electrical  Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
Food
Gas Utilities
Gold
Health  Care/Drugs
Health  Care/Supplies  & Services
Homebuilders/Real  Estate
Hotel/Gaming
Industrial   Services
Insurance
Leasing  &  Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable  Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings  & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications  - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

                                   APPENDIX B
                             DESCRIPTION OF RATINGS

Categories of Rating Services

Description of Moody's Investors Service, Inc. Bond Ratings

         Aaa: Bonds which are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

         A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         The investments in which the Fund will principally invest will be in the lower-rated categories described below.

         Baa: Bonds which are rated "Baa" are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

         Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

         C: Bonds which are rated "C" are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Standard & Poor's Corporation Bond Ratings

     AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA: Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

         A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

         The investments in which the Fund will principally invest will be in the lower-rated categories, described below.

         BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

         BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         C:  Bonds on which no interest is being paid are rated "C".

     D: Bonds rated "D" are in payment default and payment of interest and/or repayment of principal is in arrears.

Investment Advisor
         OppenheimerFunds, Inc.
         Two World Trade Center
         New York, New York 10048-0203

Distributor

         OppenheimerFunds Distributor, Inc.
         Two World Trade Center
         New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1-800-525-7048

Custodian of Portfolio Securities
         The Bank of New York
         One Wall Street
         New York, New York 10015

Independent Auditors
         KPMG Peat Marwick LLP
         707 Seventeenth Street
         Denver, Colorado 80202

Legal Counsel
         Gordon Altman Butowsky
         Weitzen Shalov & Wein
         114 West 47th Street
         New York, New York 10036









PX0785.001 5 97